SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of The

Securities Exchange Act of 1934

(Amendment No.    )

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Wells Fargo Funds Trust

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[WELLS FARGO ADVANTAGE FUNDS LOGO]

Important Proxy Information

Please take a moment to read.

The enclosed document is a proxy statement concerning the election of members to the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”). As a shareholder of a series (“Fund”) of the Trust, you are being asked to elect seven nominees to the Board. The following information highlights the principal aspects of the proposals, which are subject to a vote by shareholders.

We encourage you to read the full text of the enclosed proxy statement.

What am I being asked to vote on?

As a shareholder of a Fund, you are being asked to elect seven nominees to the Board. Five of the nominees are current Trustees and the other two nominees are current members of the Advisory Board of the Trust (a body that provides advisory support for the Board without having voting authority). If the slate of nominees is elected, effective April 1, 2009, the Board will consist of seven Trustees, all of whom will be independent trustees of the Trust. The Board unanimously recommends that you vote in favor of electing the nominees.

Why am I being asked to vote on this proposal?

The five nominees who are current members of the Board were appointed by the Board of Trustees. The Investment Company Act of 1940 requires the Trust to hold a shareholders’ meeting to elect Trustees if, after filling a vacancy on the Board, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of six Trustees, four of whom have been previously elected by shareholders.

One of the current Trustees who had been elected by shareholders in the past, Mr. Thomas Goho, intends to resign his position at the end of the first quarter of 2009. At that time, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Any person nominated to fill the resulting vacancy must be elected by shareholders. The Board also proposes to add new independent nominees to the Board.

Who are the nominees for election or re-election to the Board?

The Board proposes that the following five current independent Trustees be elected or re-elected to serve as Trustees of the Trust:

•	Mr. Peter G. Gordon
•	Ms. Judith M. Johnson
•	Ms. Olivia S. Mitchell
•	Mr. Timothy J. Penny
•	Mr. Donald C. Willeke

Additionally, the Board proposes that the following two current members of the Advisory Board of the Trust be elected to serve as Trustees of the Trust:

•	Mr. Isaiah Harris, Jr.
•	Mr. David F. Larcker

Whom should I call with questions about the voting process?

If you have any questions about the proxy materials or the voting process, please call your trust officer, investment professional, or Investor Services for the Wells Fargo Advantage Funds at 1-800-222-8222.

If you have questions about how to vote your shares, please call our proxy solicitor, The Altman Group, Inc., at 1-866-828-6931.

IMPORTANT NOTICE: Please cast your vote

via telephone by calling the toll-free telephone number printed on the

Notice of Internet Availability of Proxy Materials (the “Availability Notice”)

previously sent to you or over the Internet according to the voting instructions contained in the Availability Notice. You may also vote by mail, by requesting,

completing and mailing a printed proxy card, as outlined in the Availability Notice.

If you have any questions, you may call

Wells Fargo Advantage Funds Investor Services at 1-800-222-8222 toll-free from 5:00 a.m. to 7:00 p.m. Pacific Time.

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

January 7, 2009

Dear Valued Shareholder:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Funds Trust (the “Trust”) as detailed in the attached Notice of Special Meeting of Shareholders and Proxy Statement to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 3:00 p.m. Pacific Time.

We are seeking your vote to elect seven nominees to the Board of Trustees of the Trust. Five of the nominees are current Trustees and the other two nominees are current members of the Advisory Board of the Trust (a body that provides advisory support for the Board without voting authority). If the slate of nominees is elected, effective April 1, 2009, the Board will consist of seven Trustees, all of whom will be independent trustees of the Trust.

In connection with the special meeting, we are required to provide access to our proxy materials over the Internet to shareholders of the Trust under the U.S. Securities and Exchange Commission’s new “notice and access” rules. Please read the accompanying proxy materials and consider the information provided. Whether or not you plan to attend the meeting, please cast your vote, as instructed in the Availability Notice previously sent to you, over the Internet at the website referred to in the Availability Notice or by telephone by calling the toll-free number appearing on the Availability Notice, as promptly as possible. Alternatively, you may also request a printed proxy card to submit your vote by mail, if you prefer. If you have any questions about the proxy materials, or the proposal please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares you may call our proxy solicitor, The Altman Group, Inc., at 1-866-828-6931. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Karla M. Rabusch President Wells Fargo Funds Trust

WELLS FARGO ADVANTAGE (“WFA”) FUNDS

WFA 100% Treasury Money Market Fund

WFA Aggressive Allocation Fund

WFA Asia Pacific Fund

WFA Asset Allocation Fund

WFA C&B Large Cap Value Fund

WFA C&B Mid Cap Value Fund

WFA California Limited-Term Tax-Free Fund

WFA California Tax-Free Fund

WFA California Tax-Free Money Market Fund

WFA California Tax-Free Money Market Trust

WFA Capital Growth Fund

WFA Cash Investment Money Market Fund

WFA Colorado Tax-Free Fund

WFA Common Stock Fund

WFA Conservative Allocation Fund

WFA Discovery FundSM

WFA Diversified Bond Fund

WFA Diversified Equity Fund

WFA Diversified Small Cap Fund

WFA Dow Jones Target 2010 FundSM

WFA Dow Jones Target 2015 FundSM

WFA Dow Jones Target 2020 FundSM

WFA Dow Jones Target 2025 FundSM

WFA Dow Jones Target 2030 FundSM

WFA Dow Jones Target 2035 FundSM

WFA Dow Jones Target 2040 FundSM

WFA Dow Jones Target 2045 FundSM

WFA Dow Jones Target 2050 FundSM

WFA Dow Jones Target Today FundSM

WFA Emerging Growth Fund

WFA Emerging Markets Equity Fund

WFA Endeavor Select FundSM

WFA Enterprise FundSM

WFA Equity Income Fund

WFA Equity Value Fund

WFA Government Money Market Fund

WFA Government Securities Fund

WFA Growth Fund

WFA Growth Balanced Fund

WFA Growth Equity Fund

WFA Heritage Money Market FundSM

WFA High Income Fund

WFA Income Plus Fund

WFA Index Fund

WFA Inflation-Protected Bond Fund

WFA Intermediate Tax/AMT-Free Fund

WFA International Core Fund

WFA International Equity Fund

WFA International Value Fund

WFA Large Cap Appreciation Fund

WFA Large Cap Growth Fund

WFA Large Company Core Fund

WFA Large Company Growth Fund

WFA Large Company Value Fund

WFA Mid Cap Disciplined Fund

WFA Mid Cap Growth Fund

WFA Minnesota Money Market Fund

WFA Minnesota Tax-Free Fund

WFA Moderate Balanced Fund

WFA Money Market Fund

WFA Money Market Trust

WFA Municipal Bond Fund

WFA Municipal Money Market Fund

WFA National Tax-Free Money Market Fund

WFA National Tax-Free Money Market Trust

WFA Opportunity Fund SM

WFA Overland Express Sweep FundSM

WFA Prime Investment Money Market Fund

WFA Short Duration Government Bond Fund

WFA Short-Term Bond Fund

WFA Short-Term High Yield Bond Fund

WFA Short-Term Municipal Bond Fund

WFA Small Cap Disciplined Fund

WFA Small Cap Growth Fund

WFA Small Cap Opportunities Fund

WFA Small Cap Value Fund

WFA Small Company Growth Fund

WFA Small Company Value Fund

WFA Small/Mid Cap Value Fund

WFA Social Sustainability Fund

WFA Specialized Financial Services Fund

WFA Specialized Technology Fund

WFA Stable Income Fund

WFA Strategic Income Fund

WFA Strategic Small Cap Value Fund

WFA Total Return Bond Fund

WFA Treasury Plus Money Market Fund

WFA U.S. Value Fund

WFA Ultra Short-Term Income Fund

WFA Ultra Short-Term Municipal Income Fund

WFA WealthBuilder Conservative Allocation PortfolioSM

WFA WealthBuilder Equity PortfolioSM

WFA WealthBuilder Growth Allocation PortfolioSM

WFA WealthBuilder Growth Balanced PortfolioSM

WFA WealthBuilder Moderate Balanced PortfolioSM

WFA WealthBuilder Tactical Equity PortfolioSM

WFA Wisconsin Tax-Free Fund

Wells Fargo Managed Account CoreBuilder SharesSM

—Series G

Wells Fargo Managed Account CoreBuilder SharesSM

—Series M

OF

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR FEBRUARY 27, 2009

This is the formal notice and agenda for the special shareholder meeting of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of each series (“Fund”) listed above to be held on Friday, February 27, 2009, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105. At the special meeting of shareholders and at any and all adjournment(s) thereof (the “Meeting”), shareholders will be asked to:

(1) Elect seven nominees to the Board of Trustees, each to hold office for the term indicated; and

(2) Consider and act upon such other matters as may properly come before the Meeting.

With respect to proposal (1), all of the shareholders of Funds that are series of the Trust will vote together as a single class. The Board of Trustees unanimously recommends that you vote in favor of all nominees.

Only shareholders of record as of the close of business on December 12, 2008, are entitled to vote at the Meeting.

Please read the accompanying proxy materials and consider the information provided. Whether or not you plan to attend the Meeting, please cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials previously sent to you, over the Internet at the website referred to in the notice or by telephone by calling the toll-free number appearing on the notice, as promptly as possible. Alternatively, you may also request a printed proxy card to submit your vote by mail, if you prefer. If you have any questions about the proxy materials, or the proposals, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, The Altman Group, Inc., at 1-866-828-6931.

By Order of the Board of Trustees of Wells Fargo Funds Trust,

C. David Messman Secretary

January 7, 2009

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF

THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

OVERVIEW	ii
What Is This Document And Why Am I Receiving It?	ii
What Is the Proposal On Which I Am Being Asked To Vote?	ii
Why Am I Being Asked To Vote On The Proposal?	ii
Why Did I Receive a One-page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Printed Proxy Materials?	ii
How Does the Funds’ Board Recommend That I Vote?	ii
PROXY STATEMENT	1
Information on Voting	15
Outstanding Shares and Significant Shareholders	17
Other Information about the Funds	17
Investment Adviser, Administrator, Principal Underwriter and Investment Sub-Advisers	18
Annual Meetings and Shareholder Meetings	20
Shareholders Sharing an Address	20

i

OVERVIEW

While we strongly encourage you to read the full text of the accompanying Proxy Statement, here is a brief overview of the matter affecting Wells Fargo Funds Trust (the “Trust”) that requires a shareholder vote.

WHAT IS THIS DOCUMENT AND WHY AM I RECEIVING IT?

This document is a Proxy Statement and access to this document is being made available on the Internet or, upon request, printed versions of these materials are being delivered by mail, to shareholders of the Trust who are entitled to vote on an important proposal. It contains information that shareholders of the Trust should consider before voting on the proposal, and should be retained for future reference.

WHAT IS THE PROPOSAL ON WHICH I AM BEING ASKED TO VOTE?

You are being asked to elect seven nominees to serve as members of the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”), each to hold office for the term indicated in the Proxy Statement. Five of the nominees are current Trustees on the Board. The other two nominees are current members of the Advisory Board of the Trust (a body that provides advisory support for the Board without voting authority) who are proposed to be elected as Trustees on the Board. If the slate of nominees is elected, as of April 1, 2009, the Board will consist of seven Trustees, none of whom will be an “interested person” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

WHY AM I BEING ASKED TO VOTE ON THE PROPOSAL?

Each series (“Fund”) of the Trust is a series of an investment company registered under the 1940 Act which requires that shareholders of each Fund be given the opportunity to vote on certain types of proposals. As a shareholder of a Fund(s), you have the right to elect members to the Board of Trustees in certain circumstances. Under the 1940 Act, the Trust is required to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of six Trustees, four of whom have been previously elected by shareholders. Accordingly, any person nominated to fill a new vacancy would have to be elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Thomas Goho, intends to resign his position on the Board at the end of the first calendar quarter in 2009, and upon the effective date of Mr. Goho’s resignation, less than two-thirds of the Trustees on the Board will have been elected by shareholders. In this situation too, any person nominated to fill the resulting Trustee vacancy would have to be elected by shareholders. In addition, new Independent Trustee nominees are proposed to be added to the Board to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders’ meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to seven effective April 1, 2009, if the slate of nominees is elected.

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED PROXY MATERIALS?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Availability Notice”) to our shareholders of record. If you received an Availability Notice by mail, you will not receive a printed copy of the proxy materials unless you request to receive one. The Availability Notice will instruct you as to how you may access and review the proxy materials on the Internet on the website referred to in the Availability Notice. The Availability Notice also instructs you as to how you may access your proxy card to vote on the Internet. If you received an Availability Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Availability Notice. We may choose to mail printed proxy materials to certain shareholders.

HOW DOES THE FUNDS’ BOARD RECOMMEND THAT I VOTE?

The Board unanimously recommends that you vote FOR all nominees.

ii

WELLS FARGO ADVANTAGE FUNDS

PROXY STATEMENT

Dated January 7, 2009

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

This document is a proxy statement (the “Proxy Statement”), and is being made available to shareholders of each series (“Fund”) of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”), in connection with a special meeting of shareholders of the Trust to be held on Friday, February 27, 2009, at 3:00 p.m. Pacific Time at 525 Market Street, 12th Floor, San Francisco, California 94105, and at any and all adjournments thereof (the “Meeting”). The Proxy Statement contains the information that shareholders of the Trust should know before voting on the following proposal (the “Proposal”), and should be reviewed and retained for future reference.

Proposal

To elect seven nominees to the Board of Trustees,

each to hold office for the term indicated.

The Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) has fixed the close of business on December 12, 2008, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying notice and form of proxy are first being mailed or made available to shareholders on or about January 14, 2009.

PROPOSAL:

ELECTION OF SEVEN NOMINEES TO THE BOARD OF TRUSTEES

Shareholders are being asked to elect seven nominees to the Board. The Board proposes: (i) that the following five current Trustees be elected or re-elected to serve as Trustees of the Trust: Mr. Peter G. Gordon, Ms. Judith M. Johnson, Ms. Olivia S. Mitchell, Mr. Timothy J. Penny, and Mr. Donald C. Willeke; and (ii) that the following two current members of the Advisory Board of the Trust be elected to serve as Trustees of the Trust: Mr. Isaiah Harris, Jr. and Mr. David F. Larcker. If the slate of nominees is elected, effective on April 1, 2009, the Board will consist of seven Trustees, none of whom would be an “interested person” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board unanimously recommends that you vote in favor of electing the nominees.

Under the 1940 Act, the Trust is required to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. The Board is currently comprised of six Trustees, four of whom have been previously elected by shareholders. Accordingly, any person nominated to fill a new vacancy would have to be elected by shareholders. One of the current Trustees who was previously elected by shareholders, Mr. Thomas Goho, intends to resign his position on the Board at the end of the first calendar quarter in 2009, and upon the effective date of Mr. Goho’s resignation, less than two-thirds of the Trustees on the Board will have been elected by shareholders. In this situation too, any person nominated to fill the resulting Trustee vacancy would have to be elected by shareholders. In addition, new Independent Trustee nominees are proposed to be added to the Board to enable the Board to continue to have a representation of Independent Trustees with a diversity of backgrounds and talents. Accordingly, in anticipation of such event and in furtherance of such objective, the Trust is holding a shareholders’ meeting to elect Trustees to the Board. The number of Trustees on the Board would be increased to seven effective April 1, 2009, if the slate of nominees is elected.

The Governance Committee of the Trust, which is comprised entirely of Independent Trustees, met in May 2008 to consider additional candidates to serve as Independent Trustees of the Trust. Ms. Johnson and Messrs. Harris and Larcker were each initially recommended by a current Independent Trustee of the Trust for the position of Trustee. The Governance Committee recommended Ms. Johnson and Messrs. Harris and Larcker for the position of Trustee and recommended to the Board that the nomination of such individuals for election as Trustees be submitted to shareholders for approval at such time as a shareholders meeting would be held (in the case of Messrs. Harris and Larcker). At its May 2008 meeting, the Board unanimously (i) appointed Ms. Johnson to serve as a Trustee of the Board effective on August 1, 2008 and nominated her for election by shareholders at the Meeting, (ii) appointed Messrs. Harris and Larcker to serve as members of the Advisory Board of the Trust effective on November 1, 2008 (the Advisory Board provides advisory support to the Board but does not have any voting or other authority on matters concerning the Trust) and nominated them to serve as Trustees of the Board, subject to election by shareholders if and at such time as a shareholders meeting would be called and held for such election, and (iii) nominated the current Trustees (other than Mr. Goho who is expected to resign effective March 31, 2009) to stand for election or re-election at the Meeting.

Each of the nominees has indicated that he or she is willing to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend or, as an alternative, the Board may keep the position vacant. Additionally, if elected to serve as Trustees on the Board, Messrs. Harris and Larcker would then cease to be members of the Advisory Board of the Trust.

Nominees and Officers

The following table provides information about the nominees, all of whom are current Trustees or members of the Advisory Board of the Trust, and Officers of the Trust, including their name, age, position with the Trust and length of service, if any, principal occupations during the past five years and other directorship of a public company or an investment company held, if any. Each Trustee will serve an indefinite term, subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74, or sooner if such Trustee resigns or is removed as provided in the Trust’s charter. None of the nominees is related to any other nominee. Each nominee who is a current Trustee acts in the identical capacity for the Wells Fargo Advantage family of funds, which as of the date of this Proxy Statement consists of 134 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). Each nominee, if elected, will continue to oversee the 134 series of the Trusts. Of the 134 total series of the Trusts that would be overseen by each nominee, certain series of Wells Fargo Master Trust, such as those portfolios serving as master funds in a master/feeder structure with a Fund, and Wells Fargo Variable Trust, which serve as funding vehicles for variable annuity insurance policies, share identical investment objectives and substantially similar investment strategies with those of a corresponding Fund. The business address of each nominee is 525 Market Street, 12th Floor, San Francisco, California 94105.

Name and Age	Position Held with Trust/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
NOMINEES WHO ARE CURRENT INDEPENDENT TRUSTEES
Peter G. Gordon, 66	Trustee since 1998; Chairman since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.	N/A

Name and Age	Position Held with Trust/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Judith M. Johnson, 59	Trustee since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is a certified public accountant and a certified managerial accountant.	N/A
Olivia S. Mitchell, 55	Trustee since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A
Timothy J. Penny, 57	Trustee since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
Donald C. Willeke, 68	Trustee since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.	N/A
NOMINEES WHO ARE CURRENT ADVISORY BOARD MEMBERS AND WHO WOULD BE INDEPENDENT TRUSTEES
Isaiah (Ike) Harris, Jr., 56	Advisory Board member since 2008	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation
David F. Larcker, 58	Advisory Board member since 2008	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University. Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Name and Age	Position Held with Trust/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
OFFICERS
Karla M. Rabusch, 49	President since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.	N/A

Stephen Leonhardt, 49	Treasurer since 2007	Vice President and Manager of Fund Audit, Reporting and Tax for Wells Fargo Funds Management, LLC since 2007. From 2002 to 2004, Controller for Sungard Transaction Networks. Chief Operating Officer for UMB Fund Services, Inc. from 2004 to 2005. Director of Fund Administration and SEC Reporting for TIAA-CREF from 2005 to 2007.	N/A

C. David Messman, 48	Secretary since 2000; Chief Legal Officer since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Managing Counsel of Wells Fargo Bank, N.A. since 2000.	N/A

Debra Ann Early, 44	Chief Compliance Officer since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from July 2005 to November 2007. Chief Financial Officer of Parnassus Investments from December 2004 to November 2007. Senior Audit Manager, PricewaterhouseCoopers LLP from October 1998 to December 2004.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Compensation

Effective January 1, 2009, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at each telephonic Fund Complex Board meeting. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. Members of the Advisory Board are paid the same meeting fees payable to Trustees and their expenses are reimbursed in accordance with existing Board expense reimbursement policies but Advisory Board members do not receive any retainer fees.

Effective for the calendar year ended December 31, 2008, each Trustee received identical compensation to that described above except no fee was received for attendance at the second through the fifth telephonic Fund Complex Board meetings.

Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex

Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons. The Trustees did not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex.

The table below shows, for each nominee entitled to receive compensation from the Trust, the compensation paid by (i) each Fund for each Fund’s most recently completed fiscal year, and (ii) the Fund Complex for the calendar year ended December 31, 2008.

		Compensation Table
Fund	Fiscal Year End	Peter G. Gordon	Isaiah (Ike) Harris[2]	Judith M. Johnson[3]	David F. Larcker[2]	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
100% Treasury Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Aggressive Allocation Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Asia Pacific Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Asset Allocation Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
C&B Large Cap Value Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
C&B Mid Cap Value Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
California Limited-Term Tax-Free Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
California Tax-Free Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
California Tax-Free Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
California Tax-Free Money Market Trust	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Capital Growth Fund	July 31	$1,617	$0	$261	$0	$1,344	$1,349	$1,349
Cash Investment Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Colorado Tax-Free Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Common Stock Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Conservative Allocation Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
CoreBuilder Shares Series G4	December 31	$0	$0	$0	$0	$0	$0	$0
CoreBuilder Shares Series M4	December 31	$0	$0	$0	$0	$0	$0	$0
Discovery Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Diversified Bond Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Diversified Equity Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Diversified Small Cap Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Dow Jones Target 2010 Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Dow Jones Target 2015 Fund	February 28	$1,132	$0	$0	$0	$928	$692	$692
Dow Jones Target 2020 Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Dow Jones Target 2025 Fund	February 28	$1,132	$0	$0	$0	$928	$692	$692
Dow Jones Target 2030 Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Dow Jones Target 2035 Fund	February 28	$1,132	$0	$0	$0	$928	$692	$692
Dow Jones Target 2040 Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Dow Jones Target 2045 Fund	February 28	$1,132	$0	$0	$0	$928	$692	$692
Dow Jones Target 2050 Fund	February 28	$1,132	$0	$0	$0	$928	$692	$692
Dow Jones Target Today Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Emerging Growth Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Emerging Markets Equity Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Endeavor Select Fund	July 31	$1,617	$0	$261	$0	$1,344	$1,349	$1,349
Enterprise Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Equity Income Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Equity Value Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Government Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Government Securities Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Growth Fund	July 31	$1,617	$0	$261	$0	$1,344	$1,349	$1,349
Growth Balanced Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Growth Equity Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Heritage Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
High Income Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Income Plus Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Index Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Inflation-Protected Bond Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Intermediate Tax/AMT-Free Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312

		Compensation Table
Fund	Fiscal Year End	Peter G. Gordon	Isaiah (Ike) Harris[2]	Judith M. Johnson[3]	David F. Larcker[2]	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
International Core Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
International Equity Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
International Value Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Large Cap Appreciation Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Large Cap Growth Fund	July 31	$1,617	$0	$261	$0	$1,344	$1,349	$1,349
Large Company Core Fund	July 31	$1,617	$0	$0	$0	$1,344	$1,292	$1,292
Large Company Growth Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Large Company Value Fund	July 31	$1,617	$0	$261	$0	$1,344	$1,349	$1,349
Mid Cap Disciplined Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Mid Cap Growth Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Minnesota Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Minnesota Tax-Free Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Moderate Balanced Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Money Market Trust	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Municipal Bond Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Municipal Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
National Tax-Free Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
National Tax-Free Money Market Trust	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Opportunity Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Overland Express Sweep Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Prime Investment Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
Short Duration Government Bond Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Short-Term Bond Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Short-Term High Yield Bond Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Short-Term Municipal Bond Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Small Cap Disciplined Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Small Cap Growth Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Small Cap Opportunities Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Small Cap Value Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Small Company Growth Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Small Company Value Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Small/Mid Cap Value Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Social Sustainability Fund[5]	July 31	$1,137	$108	$510	$108	$973	$973	$973
Specialized Financial Services Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Specialized Technology Fund	October 31	$1,737	$57	$612	$57	$1,455	$1,461	$1,461
Stable Income Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Strategic Income Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Strategic Small Cap Value Fund	September 30	$1,648	$0	$295	$0	$1,375	$1,373	$1,373
Total Return Bond Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Treasury Plus Money Market Fund	February 28	$1,548	$0	$0	$0	$1,276	$1,282	$1,282
U.S. Value Fund	July 31	$1,617	$0	$261	$0	$1,344	$1,349	$1,349
Ultra Short-Term Income Fund	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Ultra Short-Term Municipal Income Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
WealthBuilder Conservative Allocation Portfolio	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
WealthBuilder Equity Portfolio	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
WealthBuilder Growth Allocation Portfolio	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
WealthBuilder Growth Balanced Portfolio	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
WealthBuilder Moderate Balanced Portfolio	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
WealthBuilder Tactical Equity Portfolio	May 31	$1,577	$0	$0	$0	$1,305	$1,312	$1,312
Wisconsin Tax-Free Fund	June 30	$1,577	$0	$0	$0	$1,305	$1,312	$1,312

Total Compensation from the Fund Complex[1]		$229,417	$8,932	$88,484	$8,932	$192,575	$192,575	$192,575

[1]	Includes Trustee compensation received from other funds within the entire Fund Complex (consisting of 134 funds as of December 31, 2008).
[2]	Isaiah Harris, Jr. and David F. Larcker became members of the Advisory Board of the Trust effective November 1, 2008.
[3]	Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008.

[4]

The Fund commenced operations on April 15, 2008, and so has not yet completed a full fiscal year; therefore, the compensation figures shown for the Fund are estimated for the Fund’s current fiscal year, which will end December 31, 2009. The Fund is a component of various “wrap-fee” programs sponsored by investment advisers and broker-dealers. Participants in the “wrap-fee” programs eligible to invest in the Fund pay an asset-based fee to the sponsors of these programs. Funds Management has contractually committed for an indefinite term to irrevocably absorb and pay or reimburse all (subject to certain exceptions) ordinary operating expenses of the Fund, such as trustee compensation expenses.

[5]

The Fund commenced operations on October 1, 2008, and so has not yet completed a full fiscal year; therefore, the compensation figures shown for the Fund are estimated for the Fund’s current fiscal year, which will end July 31, 2009. The actual compensation received from the Fund during calendar year ended December 31, 2008 (but not the estimated amounts for the Fund’s current fiscal year) is included in the amounts reported as total compensation received by the Trustees from the Fund complex for the calendar year ended December 31, 2008.

Beneficial Ownership Information

The table below shows for each nominee, the dollar value of equity securities beneficially owned by the nominee as of December 31, 2008 (i) in each of the Funds in which he or she owns shares, and (ii) the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

	Dollar Range of Shares Owned
Fund	Peter G. Gordon	Isaiah (Ike) Harris	Judith M. Johnson	David F. Larcker	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
100% Treasury Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Aggressive Allocation Fund	$0	$0	$0	$0	$0	$0	$0
Asia Pacific Fund	$1-$10,000	$0	$0	$0	$0	$0	$0
Asset Allocation Fund		$0	$0	$0	$0	$0	$0
C&B Large Cap Value Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
C&B Mid Cap Value Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
California Limited-Term Tax-Free Fund	$0	$0	$0	$0	$0	$0	$0
California Tax-Free Fund	$0	$0	$0	$0	$0	$0	$0
California Tax-Free Money Market Fund	$0	$0	$0	$0	$0	$0	$0
California Tax-Free Money Market Trust	$0	$0	$0	$0	$0	$0	$0
Capital Growth Fund	$1-$10,000	$0	$0	$0	$0	$0	$0
Cash Investment Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Colorado Tax-Free Fund	$0	$0	$0	$0	$0	$0	$0
Common Stock Fund	$0	$0	$0	$0	$0	$0	$0
Conservative Allocation Fund	$0	$0	$0	$0	$0	$0	$0
CoreBuilder Shares Series G	$0	$0	$0	$0	$0	$0	$0
CoreBuilder Shares Series M	$0	$0	$0	$0	$0	$0	$0
Discovery Fund	$1-$10,000	$0	$0	$0	$0	$0	$0
Diversified Bond Fund	$0	$0	$0	$0	$0	$0	$0
Diversified Equity Fund	$0	$0	$0	$0	$0	$0	$0
Diversified Small Cap Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2010 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2015 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2020 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2025 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2030 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2035 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2040 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2045 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target 2050 Fund	$0	$0	$0	$0	$0	$0	$0
Dow Jones Target Today Fund	$0	$0	$0	$0	$0	$0	$0
Emerging Growth Fund	$0	$0	$0	$0	$0	$0	$0
Emerging Markets Equity Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Endeavor Select Fund	$0	$0	$0	$0	$0	$0	$0
Enterprise Fund	$1-$10,000	$0	$0	$0	$0	$0	$0
Equity Income Fund	$0	$0	$0	$0	$0	$1-$10,000	$0
Equity Value Fund	$0	$0	$0	$0	$0	$0	$0
Government Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Government Securities Fund	$0	$0	$0	$0	$0	$0	$0
Growth Fund	$1-$10,000	$0	$0	$0	$0	$10,001-$50,000	$0

	Dollar Range of Shares Owned
Fund	Peter G. Gordon	Isaiah (Ike) Harris	Judith M. Johnson	David F. Larcker	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
Growth Balanced Fund	$0	$0	$0	$0	$0	$0	$0
Growth Equity Fund	$0	$0	$0	$0	$0	$0	$0
Heritage Money Market Fund	$0	$0	$0	$0	$0	$0	$0
High Income Fund	$0	$0	$0	$0	$0	$0	$0
Income Plus Fund	$0	$0	$0	$0	$0	$0	$0
Index Fund	$0	$0	$0	$0	$0	$50,001-$100,000	Over $100,000
Inflation-Protected Bond Fund	$0	$50,001-$100,000	$0	$0	Over $100,000	$0	$0
Intermediate Tax/AMT-Free Fund	$0	$0	$0	$0	$0	$0	$0
International Core Fund	$1-$10,000	$0	$0	$0	$0	$0	$0
International Equity Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$10,001-$50,000
International Value Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Large Cap Appreciation Fund	$0	$0	$0	$0	$0	$0	$0
Large Cap Growth Fund	$0	$0	$0	$0	$0	$0	$0
Large Company Core Fund	$0	$0	$0	$0	$0	$0	$0
Large Company Growth Fund	$0	$0	$0	$0	$0	$0	$0
Large Company Value Fund	$0	$0	$0	$0	$0	$0	$0
Mid Cap Disciplined Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Mid Cap Growth Fund	$0	$0	$0	$0	$0	$0	$0
Minnesota Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Minnesota Tax-Free Fund	$0	$0	$0	$0	$0	$0	$0
Moderate Balanced Fund	$0	$0	$0	$0	$0	$0	$0
Money Market Fund	$50,001-$100,000	$0	$0	$0	$0	$0	$0
Money Market Trust	$0	$0	$0	$0	$0	$0	$0
Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Municipal Money Market Fund	$0	$0	$0	$0	$0	$0	$0
National Tax-Free Money Market Fund	$0	$0	$0	$0	$0	$0	$0
National Tax-Free Money Market Trust	$0	$0	$0	$0	$0	$0	$0
Opportunity Fund	$0	$0	$0	$0	$0	$0	$0
Overland Express Sweep Fund	$0	$0	$0	$0	$0	$0	$0
Prime Investment Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Short Duration Government Bond Fund	$10,001-$50,000	$50,001-$100,000	$0	$0	$0	$0	$0
Short-Term Bond Fund	$0	$0	$0	$0	$0	$0	$0
Short-Term High Yield Bond Fund	$0	$0	$0	$0	$0	$0	$0
Short-Term Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Small Cap Disciplined Fund	$0	$0	$0	$0	$0	$0	$0
Small Cap Growth Fund	$0	$0	$0	$0	$0	$0	$1-$10,000
Small Cap Opportunities Fund	$0	$0	$0	$0	$0	$0	$50,001-$100,000
Small Cap Value Fund	$0	$0	$0	$0	$0	$0	$0
Small Company Growth Fund	$0	$0	$0	$0	$0	$0	$0
Small Company Value Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Small/Mid Cap Value Fund	$0	$0	$0	$0	$0	$0	$0
Social Sustainability Fund	$0	$0	$0	$0	$0	$0	$0
Specialized Financial Services Fund	$0	$0	$0	$0	$0	$0	$1-$10,000

	Dollar Range of Shares Owned
Fund	Peter G. Gordon	Isaiah (Ike) Harris	Judith M. Johnson	David F. Larcker	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
Specialized Technology Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Stable Income Fund	$0	$0	$0	$0	$0	$0	$0
Strategic Income Fund	$0	$0	$0	$0	$0	$0	$0
Strategic Small Cap Value Fund	$0	$0	$0	$0	$0	$0	$0
Total Return Bond Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Treasury Plus Money Market Fund	$0	$50,001-$100,000	$0	$0	$0	$0	$0
U.S. Value Fund	$0	$0	$0	$0	$0	$0	$0
Ultra Short-Term Income Fund	$0	$0	$0	$0	$0	$0	$0
Ultra Short-Term Municipal Income Fund	$0	$0	$0	$0	$0	$0	$0
WealthBuilder Conservative Allocation Portfolio	$0	$0	$0	$0	$0	$0	$0
WealthBuilder Equity Portfolio	$0	$0	$0	$0	$0	$0	$0
WealthBuilder Growth Allocation Portfolio	$0	$0	$0	$0	$0	$0	$0
WealthBuilder Growth Balanced Portfolio	$0	$0	$0	$0	$0	$0	$0
WealthBuilder Moderate Balanced Portfolio	$0	$0	$0	$0	$0	$0	$0
WealthBuilder Tactical Equity Portfolio	$0	$0	$0	$0	$0	$0	$0
Wisconsin Tax-Free Fund	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex[1]	Over $100,000	Over $100,000	$0	$0	Over $100,000	Over $100,000	Over $100,000

[1]	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 134 funds as of December 31, 2008).

Shareholder Communications with the Board

The Board has adopted a process through which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees at 525 Market Street, 12th Floor, San Francisco, CA 94105. Shareholder communications must (i) be in writing and signed by the shareholder; (ii) set forth the name and address of the shareholder; and (iii) identify the Fund(s) (and, if applicable, class(es)) and number of shares of the Fund(s) held by the shareholder. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Trust's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee at the same address. The communication will then be promptly forwarded to the Board, the individual Trustee or the Committee, as applicable.

Committees of the Board, the Advisory Board and Meetings of the Board and Board Committees

The Board currently has two standing committees: a Governance Committee and an Audit Committee. The Governance Committee and Audit Committee are comprised entirely of Trustees who are not “interested persons” of the Trusts, or of any investment adviser or principal underwriter, as defined in the 1940 Act. Currently, Mr. Thomas Goho, Mr. Peter Gordon, Ms. Judith Johnson, Ms. Olivia Mitchell, Mr. Timothy Penny and Mr. Donald Willeke are members of both the Governance Committee and Audit Committee. Mr. Isaiah Harris, Jr. and Mr. David Larcker are members of the Advisory Board. Upon their election to the Board as contemplated by the current proposal, Messrs. Harris and Larcker are expected to join both the Governance Committee and the Audit Committee.

Governance Committee

The primary responsibilities of the Governance Committee are to: 1) make nominations for all independent trustee membership on the Board of Trustees of each Trust and evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers; 2) evaluate potential conflicts of interest of Trustee candidates; 3) manage potential conflicts of interest on an on-going basis; 4) periodically review Board governance procedures and recommend any appropriate changes to the Board; 5) periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board; 6) periodically review trustee compensation and recommend any appropriate compensation changes to the independent trustees as a group. The Governance Committee meets only as necessary. Mr. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has not established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment, and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trusts’ Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Board has adopted a written charter for the Governance Committee, a copy of which is attached as Appendix A to this Proxy Statement.

Advisory Board

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Board Members”). An individual may be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be a “non-interested” Trustee under the 1940 Act and does not otherwise serve the Trusts in any other capacity. Any Advisory Board Member serves at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Board Member may be nominated and elected as a Trustee, at which time he or she would cease to be an Advisory Board Member, and may resign at any time.

Advisory Board Members perform solely advisory functions. Unless otherwise specified by the Governance Committee or the Board, Advisory Board Members are invited to attend meetings of the Board and all committees of the Board. Advisory Board Members participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board. An Advisory Board Member has no power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trusts. Advisory Board Members may be assigned other responsibilities from time-to-time by the Governance Committee or the Board, but only to the extent that such responsibilities are advisory in nature and consistent with Section 2(a)(1) of the 1940 Act. Advisory Board Members do not have any responsibilities and are not subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Board Members are entitled, to the maximum extent permitted by law, to be indemnified by the Trusts and are covered by any liability insurance coverage that extends to Trustees and officers of the Trusts. Advisory Board Members are paid the same meeting fees payable to Trustees and may have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Board Members do not receive any retainer fees. Advisory Board Members are subject to the same conflict of interest provisions that apply to non-interested Trustees and must comply with all provisions of the Trusts’ Code of Ethics that apply to non-interested Trustees.

Audit Committee

The primary responsibilities of the Audit Committee are: 1) to oversee the accounting and financial reporting policies of the Funds, including their internal controls over financial reporting and, as a Committee deems appropriate, the internal controls of key service providers; 2) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; 3) to interact with the Funds’ independent auditors (the “Auditors”) on behalf of the Boards of Trustees of the Trusts, and to interact with the appropriate officers of the Trusts, and the investment adviser, sub-adviser, administrator and other key service providers other than the Auditors (collectively, “Management”) regarding accounting and financial reporting matters; 4) to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; and 5) to approve the engagement of the Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors. The Audit Committee operates pursuant to a separate charter. Mr. Thomas Goho serves as the chairman of the Audit Committee.

During the calendar year ended December 31, 2008, there were five regular meetings and ten special telephonic meetings of the Board of Trustees. All Board Members attended at least 75% of the regular, special and Committee meetings during the fiscal year while they were Trustees. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings. The table below shows the number of times that the Board and a standing Committee thereof met during each Fund’s most recently completed fiscal year.

Fund	Fiscal Year End	Number of Board Meetings	Number of Governance Committee Meetings	Number of Audit Committee Meetings
100% Treasury Money Market Fund	February 28	10	4	4
Aggressive Allocation Fund	September 30	14	4	4

Fund	Fiscal Year End	Number of Board Meetings	Number of Governance Committee Meetings	Number of Audit Committee Meetings
Asia Pacific Fund	September 30	14	4	4
Asset Allocation Fund	September 30	14	4	4
C&B Large Cap Value Fund	September 30	14	4	4
C&B Mid Cap Value Fund	October 31	15	4	4
California Limited-Term Tax-Free Fund	June 30	11	4	4
California Tax-Free Fund	June 30	11	4	4
California Tax-Free Money Market Fund	February 28	10	4	4
California Tax-Free Money Market Trust	February 28	10	4	4
Capital Growth Fund	July 31	12	4	4
Cash Investment Money Market Fund	February 28	10	4	4
Colorado Tax-Free Fund	June 30	11	4	4
Common Stock Fund	October 31	15	4	4
Conservative Allocation Fund	September 30	14	4	4
CoreBuilder Shares Series G1	December 31	9	2	3
CoreBuilder Shares Series M1	December 31	9	2	3
Discovery Fund	October 31	15	4	4
Diversified Bond Fund	May 31	11	4	4
Diversified Equity Fund	September 30	14	4	4
Diversified Small Cap Fund	September 30	14	4	4
Dow Jones Target 2010 Fund	February 28	10	4	4
Dow Jones Target 2015 Fund	February 28	10	4	4
Dow Jones Target 2020 Fund	February 28	10	4	4
Dow Jones Target 2025 Fund	February 28	10	4	4
Dow Jones Target 2030 Fund	February 28	10	4	4
Dow Jones Target 2035 Fund	February 28	10	4	4
Dow Jones Target 2040 Fund	February 28	10	4	4
Dow Jones Target 2045 Fund	February 28	10	4	4
Dow Jones Target 2050 Fund	February 28	10	4	4
Dow Jones Target Today Fund	February 28	10	4	4
Emerging Growth Fund	September 30	14	4	4
Emerging Markets Equity Fund	September 30	14	4	4
Endeavor Select Fund	July 31	12	4	4
Enterprise Fund	October 31	15	4	4
Equity Income Fund	September 30	14	4	4
Equity Value Fund	September 30	14	4	4
Government Money Market Fund	February 28	10	4	4
Government Securities Fund	May 31	11	4	4
Growth Fund	July 31	12	4	4
Growth Balanced Fund	September 30	14	4	4
Growth Equity Fund	September 30	14	4	4
Heritage Money Market Fund	February 28	10	4	4
High Income Fund	May 31	11	4	4
Income Plus Fund	May 31	11	4	4
Index Fund	September 30	14	4	4
Inflation-Protected Bond Fund	May 31	11	4	4
Intermediate Tax/AMT-Free Fund	June 30	11	4	4
International Core Fund	September 30	14	4	4
International Equity Fund	September 30	14	4	4
International Value Fund	September 30	14	4	4
Large Cap Appreciation Fund	September 30	14	4	4
Large Cap Growth Fund	July 31	12	4	4

Fund	Fiscal Year End	Number of Board Meetings	Number of Governance Committee Meetings	Number of Audit Committee Meetings
Large Company Core Fund	July 31	12	4	4
Large Company Growth Fund	September 30	14	4	4
Large Company Value Fund	July 31	12	4	4
Mid Cap Disciplined Fund	October 31	15	4	4
Mid Cap Growth Fund	October 31	15	4	4
Minnesota Money Market Fund	February 28	10	4	4
Minnesota Tax-Free Fund	June 30	11	4	4
Moderate Balanced Fund	September 30	14	4	4
Money Market Fund	February 28	10	4	4
Money Market Trust	February 28	10	4	4
Municipal Bond Fund	June 30	11	4	4
Municipal Money Market Fund	February 28	10	4	4
National Tax-Free Money Market Fund	February 28	10	4	4
National Tax-Free Money Market Trust	February 28	10	4	4
Opportunity Fund	October 31	15	4	4
Overland Express Sweep Fund	February 28	10	4	4
Prime Investment Money Market Fund	February 28	10	4	4
Short Duration Government Bond Fund	May 31	11	4	4
Short-Term Bond Fund	May 31	11	4	4
Short-Term High Yield Bond Fund	May 31	11	4	4
Short-Term Municipal Bond Fund	June 30	11	4	4
Small Cap Disciplined Fund	October 31	15	4	4
Small Cap Growth Fund	October 31	15	4	4
Small Cap Opportunities Fund	October 31	15	4	4
Small Cap Value Fund	October 31	15	4	4
Small Company Growth Fund	September 30	14	4	4
Small Company Value Fund	September 30	14	4	4
Small/Mid Cap Value Fund	October 31	15	4	4
Social Sustainability Fund[2]	July 31	0	0	0
Specialized Financial Services Fund	October 31	15	4	4
Specialized Technology Fund	October 31	15	4	4
Stable Income Fund	May 31	11	4	4
Strategic Income Fund	May 31	11	4	4
Strategic Small Cap Value Fund	September 30	14	4	4
Total Return Bond Fund	May 31	11	4	4
Treasury Plus Money Market Fund	February 28	10	4	4
U.S. Value Fund	July 31	12	4	4
Ultra Short-Term Income Fund	May 31	11	4	4
Ultra Short-Term Municipal Income Fund	June 30	11	4	4
WealthBuilder Conservative Allocation Portfolio	May 31	11	4	4
WealthBuilder Equity Portfolio	May 31	11	4	4
WealthBuilder Growth Allocation Portfolio	May 31	11	4	4
WealthBuilder Growth Balanced Portfolio	May 31	11	4	4
WealthBuilder Moderate Balanced Portfolio	May 31	11	4	4
WealthBuilder Tactical Equity Portfolio	May 31	11	4	4
Wisconsin Tax-Free Fund	June 30	11	4	4

[1]	The Fund did not commence operations until April 15, 2008. The number of meetings shown is from commencement of operations through the end of its first partial fiscal period ended December 31, 2008.
[2]	This Fund did not commence operations until October 1, 2008.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was the independent registered public accounting firm for all Funds of the Trust in the last fiscal year of each Fund and has been selected as the independent registered public accounting firm for fiscal year 2009 for all Funds of the Trust. Representatives from KPMG are not expected to be present at the Meeting, but will be available by teleconference to respond to any appropriate questions from the shareholders and will have the opportunity to make a statement if the representatives desire to do so.

The Audit Committee pre-approves at least annually audit and non-audit services provided by KPMG that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, as described in further detail below under “Pre-Approval Policies,” the chairman of the Audit Committee is authorized to pre-approve certain proposed engagements that arise between meetings of the Audit Committee and that need to commence prior to the next meeting of the Audit Committee. That approval is reported to each Audit Committee at its next meeting.

Appendix B attached hereto includes tables that set forth, for the two most recent fiscal years of the Funds, the fees billed by KPMG for (a) all audit and non-audit services provided on behalf of the Funds, and (b) those non-audit services provided to Funds Management, and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund that related directly to the Fund’s operations and financial reporting under the following captions:

Audit Fees—fees related to the audit review of the annual financial statements included in annual reports, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees—fees for services traditionally performed by KPMG for assurance and related services.

Tax Fees—fees for tax compliance, tax advice, and tax planning services. The incurred fees for tax compliance, tax advice, and tax planning services include fees for excise tax review services and tax preparation and consulting services.

All Other Fees—fees for other services not described above.

Appendix B attached hereto also sets forth the aggregate fees billed by KPMG, for the two most recent fiscal years of the Funds, for non-audit services rendered to each Fund and to its investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund.

Pre-Approval Policies

The Audit Committee’s pre-approval policies allow the Auditors to provide the following services: (a) be engaged to audit newly created Funds; (b) perform “agreed upon procedures” reviews and/or provide comfort letters in connection with Fund reorganizations; (c) review special Fund registration statement filings; and (d) perform non-audit services for the Funds, the Funds' investment adviser and its controlling entities, provided that such services fall within specified categories of services separately approved by the Audit Committee and that the fees for such services do not exceed certain pre-approved dollar amounts. To the extent that the non-audit services would fall outside of the permitted specified pre-approvals, such services may be pre-approved by the Audit Committee, or by the Chairman pursuant to delegated authority in accordance with the Audit Committee charter.

The Chairman of the Audit Committee is authorized to pre-approve: (1) audit services to the Funds; (2) non-audit tax or compliance consulting or training services provided to the Funds by the Auditors if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management prepares a brief description of the proposed services. The written description, if approved by the Chairman is presented to the full Committee at its next regularly scheduled meeting.

The Audit Committee has determined that the provision of non-audit services that were rendered to Funds Management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to a Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X does not compromise the independence of the Auditors.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL NOMINEES.

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to elect seven nominees to the Board of Trustees, each to hold office for the term indicated, at a special meeting of shareholders. The Meeting will be held on Friday, February 27, 2009, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105.

You may vote in one of four ways.

•	Vote on the Internet at the website referred to in the Notice of Internet Availability of Proxy Materials (the “Availability Notice”) according to the instructions provided.

•	Call the toll-free number printed on the Availability Notice and follow the instructions provided.

•	Request, complete and sign a printed proxy card and mail it to us in the accompanying prepaid return envelope (if mailed in the United States).

•	You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on the Availability Notice.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of a Fund held as of the Record Date is entitled to a whole or fractional vote. There is no cumulative voting in the election of Trustees.

The following Funds are gateway feeder funds in a Master/Gateway structure that invest all or substantially all of their assets solely in the corresponding series (“Portfolio”) of Wells Fargo Master Trust identified directly opposite of the Fund in the table below.

Gateway Feeder Fund of the Trust	Corresponding Portfolio of Wells Fargo Master Trust
C&B Large Cap Value Fund	C&B Large Cap Value Portfolio
Emerging Growth Fund	Emerging Growth Portfolio

Gateway Feeder Fund of the Trust	Corresponding Portfolio of Wells Fargo Master Trust
Equity Income Fund	Equity Income Portfolio
Equity Value Fund	Equity Value Portfolio
Index Fund	Index Portfolio
Inflation-Protected Bond Fund	Inflation-Protected Bond Portfolio
International Value Fund	International Value Portfolio
Large Cap Appreciation Fund	Large Cap Appreciation Portfolio
Large Company Growth Fund	Large Company Growth Portfolio
Small Company Growth Fund	Small Company Growth Portfolio
Small Company Value Fund	Small Company Value Portfolio
Stable Income Fund	Stable Income Portfolio
Strategic Small Cap Value Fund	Strategic Small Cap Value Portfolio
Total Return Bond Fund	Total Return Bond Portfolio

The interestholders of each Portfolio identified above, which includes its corresponding Fund, along with the other interestholders of Wells Fargo Master Trust, will be asked to elect seven nominees to the Board of Trustees of Wells Fargo Master Trust concurrently with the vote on the Proposal. The nominees for election to the Board of Trustees of Wells Fargo Master Trust are the same persons nominated for election to the Board of Trustees of the Trust. As an interestholder in a Portfolio, each corresponding gateway feeder Fund will “pass through” the votes of its shareholders on the election of the Trustees of Wells Fargo Master Trust via this proxy solicitation, and will vote its interests in its corresponding Portfolio in the same manner and proportion as its shareholders vote for the election of Trustees on the Board of Trustees of the Trust. In that sense, shareholders of the specified corresponding gateway feeder Funds, along with other interestholders of Wells Fargo Master Trust, will be considering and voting on the election of the members to the Board of Trustees of Wells Fargo Master Trust.

The presence in person or by proxy of one-third of the outstanding shares of the Trust is required to constitute a quorum. Election of a Trustee requires the affirmative vote of a majority of the shares of the Trust (all Funds of the Trust voting together as a single class) voted in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

•	votes cast FOR approval of the Proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast FOR the Proposal; and

•

abstentions, broker non-votes of shares and the withholding of authority to vote (in addition to votes cast FOR) as shares that are present and entitled to vote to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether the Proposal has been approved.

The Proposal is considered to be a “routine” proposal. This means, under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares even if it has not received instructions from you. Broker non-votes are shares held by brokers or nominees in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to instruct how the shares will be voted and as to which the broker or nominee lacks discretionary voting authority. The Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

The Board knows of no matters other than the Proposal described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the accompanying form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate of the Wells Fargo Advantage Funds, who will not be paid for their services, or a solicitor who may be paid, may solicit proxies by telephone, facsimile, in person, Internet, or email communication. The proxy solicitation firm of The Altman Group, Inc. has been engaged at an anticipated cost of approximately $336,800 plus out-of-pocket expenses, for their services in soliciting proxies from brokers, banks, other institutional holders and individual shareholders, although actual costs may be higher. The Trust will bear the expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, and the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of The Altman Group, Inc. The Trust also may, at its discretion, reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The foregoing expenses for preparation, solicitation and reimbursement are considered ordinary operating expenses that may not exceed the capped net operating expense ratio currently in effect for each Fund.

Outstanding Shares and Significant Shareholders

To the knowledge of the Trust, as of December 31, 2008, the nominees, who include five current Trustees and two Advisory Board members, and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. Information about the number of outstanding shares as of the Record Date and significant shareholders of the Trust as of November 30, 2008, is set forth in Appendix C.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in Appendix C is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund.

Other Information about the Funds

Additional information about the Funds is available in the:

•	Prospectuses for the Funds;

•	Statements of Additional Information, or SAIs, for the Funds; and

•

Annual and Semi-Annual Reports to Shareholders, which contain financial statements for the most recent fiscal periods, and were previously mailed to shareholders. All of these documents are on file with the SEC.

Copies of these documents are available upon request without charge by writing to, calling or visiting the Funds’ Website:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900 (duplicating fee required)

By Phone:	1-800-SEC-0330 (duplicating fee required)

By Mail:	Public Reference Section Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549-0102 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov (Information about the Funds may be found under Wells Fargo Funds Trust)

Investment Adviser, Administrator, Principal Underwriter and Investment Sub-Advisers

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, California 94105, serves as each Fund’s investment adviser and administrator.

Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, California 94105, serves as each Fund’s principal underwriter.

Artisan Partners Limited Partnership, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, serves as the investment sub-adviser to Wells Fargo Advantage International Equity Fund.

Cooke & Bieler, L.P., located at 1700 Market Street, Philadelphia, PA 19103, serves as the investment sub-adviser to Wells Fargo Advantage C&B Mid Cap Value Fund and Wells Fargo Advantage Value Fund.

Global Index Advisors, Inc., located at 29 North Park Square NE, Suite 201, Marietta, GA 30060, serves as the investment sub-adviser to the following Funds: Wells Fargo Advantage Dow Jones Target 2050 Fund, Wells Fargo Advantage Dow Jones Target 2045 Fund, Wells Fargo Advantage Dow Jones Target 2040 Fund, Wells Fargo Advantage Dow Jones Target 2035 Fund, Wells Fargo Advantage Dow Jones Target 2030 Fund, Wells Fargo Advantage Dow Jones Target 2025 Fund, Wells Fargo Advantage Dow Jones Target 2020 Fund, Wells Fargo Advantage Dow Jones Target 2015 Fund, Wells Fargo Advantage Dow Jones Target 2010 Fund and Wells Fargo Advantage Dow Jones Target Today Fund.

LSV Asset Management, located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606, serves as the investment sub-adviser to Wells Fargo Advantage International Equity Fund.

Matrix Asset Advisors, Inc., located at 747 Third Avenue, 31st Floor, New York, New York 10017, serves as the investment sub-adviser to Wells Fargo Advantage Large Company Core Fund.

Nelson Capital Management, located at 1860 Embarcadero Road, Suite 140, Palo Alto California 94303, serves as the investment sub-adviser to Wells Fargo Advantage Social Sustainability Fund.

New Star Institutional Managers Limited, located at 1 Knightsbridge Green, London, SW1X 7NE, England, serves as the investment sub-adviser to Wells Fargo Advantage International Equity Fund and Wells Fargo Advantage International Core Fund.

Phocas Financial Corporation, located at 980 Atlantic Avenue, suite 106, Alameda, California 94501, serves as the investment sub-adviser to Wells Fargo Advantage Large Company Value Fund.

RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), located at Four Embarcadero Center, San Francisco, California 94111, serves as the investment sub-adviser to Wells Fargo Advantage Specialized Technology Fund.

Schroder Investment Management North America Inc., located at 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the investment sub-adviser to Wells Fargo Advantage Small Cap Opportunities Fund.

Wells Capital Management Incorporated, located at 525 Market Street, 10th Floor, San Francisco, CA 94105, serves as the investment sub-adviser to the following Funds: Wells Fargo Advantage Aggressive Allocation Fund, Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Asset Allocation Fund, Wells Fargo Advantage California Limited-Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage California Tax-Free Money Market Fund, Wells Fargo Advantage California Tax-Free Money Market Trust, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Cash Investment Money Market Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage Common Stock Fund, Wells Fargo Advantage Conservative Allocation Fund, Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Government Money Market Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Heritage Money Market Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Large Cap Growth Fund, Wells Fargo Managed Account CoreBuilder Shares Series G, Wells Fargo Managed Account CoreBuilder Shares Series M, Wells Fargo Advantage Mid Cap Disciplined Fund, Wells Fargo Advantage Mid Cap Growth Fund, Wells Fargo Advantage Minnesota Money Market Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage Money Market Fund, Wells Fargo Advantage Money Market Trust, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage Municipal Money Market Fund, Wells Fargo Advantage National Tax-Free Money Market Fund, Wells Fargo Advantage National Tax-Free Money Market Trust, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Overland Express Sweep Fund, Wells Fargo Advantage Prime Investment Money Market Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Small Cap Disciplined Fund, Wells Fargo Advantage Small Cap Growth Fund, Wells Fargo Advantage Small Cap Value Fund, Wells Fargo Advantage Small Mid/Cap Value Fund, Wells Fargo Advantage Specialized Financial Services Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Treasury Plus Money Market Fund, Wells Fargo Advantage Ultra Short-Term Income Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund, Wells Fargo Advantage U.S. Value Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio, Wells Fargo Advantage Wisconsin Tax-Free Fund and Wells Fargo Advantage 100% Treasury Money Market Fund.

Annual Meetings and Shareholder Meetings

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business and does not hold shareholder meetings unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Shareholders Sharing an Address

To help keep expenses low, the Trust is permitted to mail only one copy of the Notice of Internet Availability of Proxy Materials or this Proxy Statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-222-8222.

Appendix A

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

(collectively, the “Trusts”)

Charter of the Governance Committees

I. Governance Committee Membership

The Governance Committee of each Trust (the “Committee”) shall be composed of all independent trustees of that Trust.

Board Nominations and Functions

1. The Committee shall make nominations for all independent trustee membership on the Board of Trustees of each Trust. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940.

a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

2. Process for evaluating potential conflicts of interest of Trustee candidates.

a. As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets the technical requirements for being a non-interested Trustee under the Investment Company Act of 1940.

b. In addition to satisfying the applicable technical requirements (as reflected in the questions in the Trustees’ and Officers’ Questionnaire completed by each current and prospective Trustee), the candidate’s business and personal connections must not create any actual or potential impairment to the person’s independence with respect to the Funds.

c. With respect to any candidate, senior management must be asked to respond to the following question: Under what circumstances could the presence of this person in the boardroom affect senior management’s candor with the Board? Senior management should explain in sufficient detail how they believe this person’s involvement could affect the free flow of information in the boardroom so that the Independent Trustees can take this factor into account in evaluating the merits of the candidate.

d. If, after joining the Board, a Trustee’s business connections change, the Trustee must report the change promptly to the Independent Trustees and their counsel so that an assessment of the Trustee’s continuing independence can be made. If an Independent Trustee becomes an “interested person” under the Investment Company Act as a result of a change of affiliation or otherwise, the Trustee will promptly resign if the status cannot be reverted within a reasonable period of time.

e. If a Trustee is associated with an investment advisory firm and the business of that firm changes, or the firm implements a new investment strategy or style that is materially different from the strategy or style that was utilized at the time the Trustee joined the Board, the Trustee must report the change promptly to the Independent Trustees and their counsel. In addition, senior management will be asked to respond to the question set out in paragraph 2 c above so that the Independent Trustees can determine whether the continued service of the individual may reasonably have an impact on the continuing effectiveness of the Board. In the event that a majority of the Independent Trustees (excluding the affected Trustee) determine in their reasonable judgment that the continued service of the affected Trustee could reasonably affect the free flow of information in the boardroom and thereby potentially adversely affect the effectiveness of the Board, the affected Trustee will resign promptly from the Board.

f. Disqualifying factors:

i. No candidate shall be selected for membership on the Board if that candidate serves on the board of any registered investment company outside of the Wells Fargo Advantage Funds family. If any existing Trustee were to accept a position on the board of such other registered investment company, such Trustee shall promptly resign from membership on the Board.

ii. No candidate shall be selected for membership on the Board if that candidate serves as an officer, partner, employee or in any similar capacity with a firm that serves as an investment adviser, sub-adviser or principal distributor of any registered investment company outside of the Wells Fargo Advantage Funds family. If any existing Trustee were to accept such a position with such a firm, such Trustee shall promptly resign from membership on the Board. Similarly, if a candidate serves in such a capacity for a firm in the investment business, but that firm currently does not serve as an investment adviser, sub-adviser or principal distributor for any such registered investment company, such candidate should be selected only upon the express agreement that he or she would resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Advantage Funds family.

3. Managing potential conflicts of interest on an on-going basis:

a. Each Trustee will be required to provide to the Funds and to keep current a list of all companies, public or private, with which the Trustee, directly or indirectly, has a business connection (“Identified Companies”). Identified Companies include a Trustee’s employer, as well as any company of which the Trustee is a director or officer or a 5% or more shareholder. If an Independent Trustee is an employee of an investment advisory firm that has filed a Schedule 13G or 13D with respect to a particular issuer and/or that has a board designee with respect to an issuer, each such issuer would be an Identified Company. (Generally speaking, Schedules 13G and 13D are filed by beneficial owners who hold 5% or more of the outstanding equity securities of public companies.)

b. Prior to each Board meeting, management should provide to each portfolio manager who will make a presentation a copy of the biographies of each Trustee, as well as a list of all Identified Companies.

c. The written and oral presentations of portfolio managers to the Trustees should be informative and complete. However, portfolio managers should avoid unnecessarily discussing views and intentions with respect to particular issuers. In the event that they do discuss particular issuers with the Trustees, the Trustees should be reminded that their duties of confidentiality and loyalty prevent them from disclosing or trading on this information.

d. Trustees may be subject to duties of confidentiality and loyalty to other companies, for example as a result of employment or service on another board of directors. The Trustees should be reminded that their obligation to comply with any applicable duty of confidentiality, including any such duty imposed by Regulation FD (which restricts selective disclosure of information by public companies), should not be breached at a Fund Board meeting. In that regard, if a Trustee possesses non-public information involving one or more companies and that knowledge is subject to a duty of confidentiality to another person, the Trustee is not expected to, and should not, disclose that information.

e. The Funds’ proxy voting policies and procedures should be amended to cover Identified Companies under the conflict procedures.

f. At the same time that each Trustee provides quarterly certification under the Funds’ Code of Ethics, each Trustee will also be required to certify that the Trustee has not disclosed to any person, or acted upon, any information contained in Board materials or discussed at Board meetings within seven days before or after any Board meeting; provided that this fourteen day period is not intended to release any Trustee from any duty of confidentiality or loyalty that otherwise applies to the Trustee with respect to the Funds.

g. No Trustee shall solicit management of the Funds to make any political or charitable contribution.

4. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the Board.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. Those skills and criteria have been outlined in a separate document (Criteria for Wells Fargo Mutual Fund Board Membership).

6. The Committee shall periodically review trustee compensation and shall recommend any appropriate compensation changes to the independent trustees as a group.

Trustee Attendance Policy

1. All Trustees are required to attend all meetings of the Board substantially in their entirety unless an absence is excused pursuant to a resolution adopted by a majority of the Members of the Boards’ Governance Committees.

2. Any Trustee accumulating a total of two unexcused absences (with an “absence” including attending less than the substantial entirety of a meeting) within any consecutive 24-month period (considered retrospectively) shall be deemed to have resigned as a Trustee of Funds Trust, Variable Trust and Master Trust effective as of the end of the calendar month of the last unexcused absence.

Committee Nominations and Functions

1. The Committee shall propose nominations for membership on all committees and shall review committee assignments at least annually.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Advisory Trustees

1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 (“Advisory Trustees”). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a “non-interested” Trustee under the Investment Company Act of 1940 and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

2. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees shall be invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but shall not have a vote upon any matter presented to the Board or any committee of the Board. An Advisory Trustee shall have no power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trusts. Advisory Trustees may be assigned other responsibilities from time-to-time by the Committee or the Board, but only to the extent that such responsibilities are advisory in nature and consistent with Section 2(a)(1) of the Investment Company Act of 1940.

3. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trusts and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trusts.

4. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

5. Advisory Trustees shall be subject to the conflict of interest provisions set forth in this Charter and shall comply with all provisions of the Trusts’ Code of Ethics that apply to non-interested Trustees.

Other Powers and Responsibilities

1. The Committee shall monitor the performance of legal counsel employed by the Funds and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees.

2. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Wells Fargo Advantage Fund(s).

3. The Committee shall review this Charter at least annually and recommend changes to the Board.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Date of most recent Committee approval and amendment: November 14, 2008

Appendix B

The table appearing below sets forth for the two most recently completed fiscal years of the Funds, the fees billed by KPMG for all audit and non-audit services rendered on behalf of the Funds:

Fiscal Year Ended	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
February 29, 2008	$1,913,660	$0	$313,100	$0
February 28, 2007	$1,803,500	$0	$288,800	$0

May 31, 2008	$1,926,450	$0	$314,520	$0
May 31, 2007	$1,826,800	$0	$288,805	$0

June 30, 2008	$1,917,160	$0	$315,475	$0
June 30, 2007	$1,838,000	$0	$289,735	$0

July 31, 2008	$1,852,760	$0	$312,400	$0
July 31, 2007	$1,848,250	$0	$290,630	$0

September 30, 2008	$1,820,330	$0	$311,970	$0
September 30, 2007	$1,857,600	$0	$290,630	$0

October 31, 2008	$1,816,750	$0	$313,285	$0
October 31, 2007	$1,872,500	$0	$297,405	$0

December 31, 2008	$1,870,850	$0	$308,765	$0
December 31, 2007	$1,872,500	$0	$297,405	$0

The table appearing below sets forth fees billed by KPMG that were required to be approved by the Audit Committee for all non-audit services rendered on behalf of the Funds’ investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Funds Management that provides ongoing services to the Trust (“Fund Service Providers”) that related directly to the operations and financial reporting of the Trust for the two most recently completed fiscal years of the Funds. These services included for certain Funds SAS70 control reviews of Wells Fargo Bank, N.A., the Funds’ custodian and securities lending agent.

Fiscal Year Ended	Audit- Related Fees	Tax Fees	All Other Fees
February 29, 2008	$0	$0	$120,000
February 28, 2007	$0	$0	$170,000

May 31, 2008	$0	$0	$120,000
May 31, 2007	$0	$0	$170,000

June 30, 2008	$0	$0	$190,000
June 30, 2007	$0	$0	$170,000

July 31, 2008	$0	$0	$190,000
July 31, 2007	$0	$0	$170,000

September 30, 2008	$0	$0	$190,000
September 30, 2007	$0	$0	$170,000

October 31, 2008	$0	$0	$215,000
October 31, 2007	$0	$0	$170,000

December 31, 2008	$0	$0	$215,000
December 31, 2007	$0	$0	$170,000

B-1

During the periods indicated in the tables above, no services relating to the “Audit-Related Fees,” “Tax Fees” and “All Other Fees” disclosed above were approved by the Audit Committee pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The table appearing below sets forth the aggregate fees billed by KPMG for non-audit services rendered to the Funds, their investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and Fund Service Providers for the two most recently completed fiscal years of the Funds. These services included for certain Funds SAS70 control reviews of Wells Fargo Bank, N.A., the Funds’ custodian and securities lending agent, procedure reviews for pending mergers associated with fund reorganizations, examinations of securities pursuant to rule 206(4)-2 under the Investment Advisers Act of 1940, and reviews relating to fund mergers.

Fiscal Year Ended	Aggregate Non-Audit Fees
February 29, 2008	$14,505,298
February 28, 2007	$6,339,011

May 31, 2008	$15,513,204
May 31, 2007	$7,296,361

June 30, 2008	$10,377,985
June 30, 2007	$11,847,425

July 31, 2008	$10,140,075
July 31, 2007	$11,941,391

September 30, 2008	$9,029,914
September 30, 2007	$12,442,381

October 31, 2008	$8,097,487
October 31, 2007	$12,226,681

December 31, 2008	$6,773,804
December 31, 2007	$13,771,279

B-2

Appendix C

Outstanding Shares

As of the Record Date, each class of each Fund of the Trust had the following number of shares outstanding:

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
100% Treasury Money Market Fund		10,452,864,969.985
Class A	329,187,765.555
Service Class	10,123,677,204.430
Aggressive Allocation Fund		16,614,674.094
Administrator Class	16,614,674.094
Asia Pacific Fund		42,449,316.935
Class A	5,204,544.665
Class C	128,704.658
Investor Class	37,116,067.612
Asset Allocation Fund		48,803,241.705
Class A	42,345,737.286
Class B	2,521,843.843
Class C	2,105,314.190
Administrator Class	1,830,346.386
C&B Large Cap Value Fund		65,495,887.932
Class A	4,895,409.591
Class B	1,584,694.912
Class C	1,124,423.146
Administrator Class	33,953,575.009
Institutional Class	3,564,827.102
Investor Class	20,372,958.172
C&B Mid Cap Value Fund		21,328,549.491
Class A	1,570,090.973
Class B	450,487.571
Class C	545,386.529
Administrator Class	1,157,974.782
Institutional Class	2,887,880.352
Investor Class	14,716,729.284
California Limited-Term Tax-Free Fund		8,906,538.600
Class A	3,821,709.099
Class C	432,386.781
Administrator Class	4,652,442.720
California Tax-Free Fund		46,008,438.133
Class A	34,353,396.548
Class B	1,631,943.883
Class C	2,558,609.294
Administrator Class	7,464,488.408
California Tax-Free Money Market Fund		5,064,257,779.764
Class A	3,726,632,236.934
Institutional Class	348,366,496.940
Service Class	989,259,045.890
California Tax-Free Money Market Trust		752,437,200.900

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Capital Growth Fund		102,525,727.710
Class A	1,951,201.337
Class C	541,983.541
Administrator Class	46,322,172.140
Institutional Class	33,764,168.344
Investor Class	19,946,202.348
Cash Investment Money Market Fund		19,939,249,159.061
Administrator Class	1,422,727,648.410
Institutional Class	8,985,105,382.400
Select Class	3,192,649,828.520
Service Class	6,338,766,299.731
Colorado Tax Free Fund		9,243,439.679
Class A	4,639,011.465
Class B	195,528.638
Class C	59,221.225
Administrator Class	4,349,678.351
Common Stock Fund		53,317,995.491
Class A	6,790,193.503
Class B	1,248,108.703
Class C	844,188.397
Investor Class	44,435,504.888
Conservative Allocation Fund		25,290,730.126
Administrator Class	25,290,730.126
CoreBuilder Shares—Series G		1,004,650.000
CoreBuilder Shares—Series M		512,030.000
Discovery Fund		20,330,339.576
Class A	436,654.509
Class C	99,595.322
Administrator Class	5,660,404.936
Institutional Class	1,909,304.751
Investor Class	12,224,380.058
Diversified Bond Fund		1,888,847.272
Administrator Class	1,888,847.272
Diversified Equity Fund		30,776,337.115
Class A	3,628,034.161
Class B	724,243.484
Class C	140,993.730
Administrator Class	26,283,065.740
Dow Jones Target 2010 Fund		39,320,704.533
Class A	3,911,562.244
Class B	449,860.033
Class C	251,098.802
Administrator Class	11,194,070.905
Institutional Class	22,598,532.082
Investor Class	915,580.467
Dow Jones Target 2015 Fund		5,120,503.818
Administrator Class	1,636,878.232
Institutional Class	2,470,798.524
Investor Class	1,012,827.062

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Dow Jones Target 2020 Fund		69,268,047.393
Class A	6,495,676.499
Class B	605,593.034
Class C	196,206.514
Administrator Class	20,955,912.235
Institutional Class	39,602,467.733
Investor Class	1,412,191.378
Dow Jones Target 2025 Fund		6,130,958.151
Administrator Class	1,463,254.675
Institutional Class	3,424,160.919
Investor Class	1,243,542.557
Dow Jones Target 2030 Fund		47,736,862.812
Class A	5,365,665.274
Class B	400,318.429
Class C	149,939.436
Administrator Class	13,181,503.404
Institutional Class	27,345,142.164
Investor Class	1,294,294.105
Dow Jones Target 2035 Fund		3,702,193.550
Administrator Class	710,319.134
Institutional Class	1,940,713.133
Investor Class	1,051,161.283
Dow Jones Target 2040 Fund		30,604,684.163
Class A	7,938,783.144
Class B	461,971.101
Class C	165,915.583
Administrator Class	7,798,013.036
Institutional Class	13,581,654.825
Investor Class	658,346.474
Dow Jones Target 2045 Fund		1,703,078.785
Administrator Class	277,933.362
Institutional Class	1,227,359.638
Investor Class	197,785.785
Dow Jones Target 2050 Fund		5,431,081.625
Administrator Class	1,641,462.691
Institutional Class	3,643,828.524
Investor Class	145,790.410
Dow Jones Target Today Fund		16,502,711.979
Class A	2,350,899.272
Class B	482,170.896
Class C	546,394.968
Administrator Class	4,644,338.330
Institutional Class	7,596,438.318
Investor Class	882,470.195
Emerging Growth Fund		408,911.952
Class A	1,713.192
Class C	1,060.445
Administrator Class	7,015.964
Institutional Class	1,060.445
Investor Class	398,061.906

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Emerging Markets Equity Fund		4,832,228.235
Class A	3,871,700.922
Class B	120,671.415
Class C	54,955.852
Administrator Class	784,900.046
Endeavor Select Fund		167,644,915.103
Class A	24,151,970.842
Class B	820,246.345
Class C	1,366,804.955
Administrator Class	29,113,119.891
Institutional Class	112,192,773.070
Enterprise Fund		10,601,087.044
Class A	37,382.772
Class C	7,021.639
Administrator Class	678,125.086
Institutional Class	4,720,490.692
Investor Class	5,158,066.855
Equity Income Fund		12,146,496.476
Class A	7,401,548.184
Class B	514,773.801
Class C	143,842.539
Administrator Class	4,086,331.952
Equity Value Fund		22,369,394.323
Class A	379,552.803
Class B	106,838.093
Class C	82,644.608
Administrator Class	15,664,985.672
Institutional Class	6,135,373.147
Government Money Market Fund		48,534,541,204.721
Class A	1,196,577,530.755
Administrator Class	1,801,524,261.320
Institutional Class	39,303,902,057.890
Service Class	6,232,537,354.756
Government Securities Fund		175,573,579.144
Class A	17,857,531.598
Class B	648,534.819
Class C	1,230,195.460
Administrator Class	29,655,616.454
Institutional Class	26,409,246.110
Investor Class	99,772,454.703
Growth Fund		56,297,318.119
Class A	1,357,869.703
Class C	56,772.532
Administrator Class	8,103,995.719
Institutional Class	10,175,902.576
Investor Class	36,602,777.589
Growth Balanced Fund		52,656,629.346
Class A	2,203,605.257
Class B	1,171,626.157
Class C	396,200.318
Administrator Class	48,885,197.614

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Growth Equity Fund		14,913,947.121
Class A	1,821,488.321
Class B	312,721.465
Class C	76,794.407
Administrator Class	11,892,020.646
Institutional Class	810,922.282
Heritage Money Market Fund		10,008,399,572.900
Administrator Class	681,694,837.890
Institutional Class	4,831,059,929.070
Select Class	4,495,644,805.940
High Income Fund		50,039,278.151
Class A	6,048,951.454
Class B	464,484.764
Class C	497,660.905
Institutional Class	9,711,670.488
Investor Class	16,930,517.821
Income Plus Fund		33,653,285.432
Class A	6,048,951.454
Class B	464,484.764
Class C	497,660.905
Institutional Class	9,711,670.488
Investor Class	16,930,517.821
Index Fund		39,353,458.958
Class A	5,236,882.747
Class B	221,732.119
Administrator Class	31,188,260.247
Investor Class	2,706,583.845
Inflation-Protected Bond Fund		6,560,841.527
Class A	2,963,870.452
Class B	656,648.048
Class C	1,035,785.658
Administrator Class	1,904,537.369
Intermediate Tax/AMT-Free Fund		50,040,790.645
Class A	7,505,985.485
Class C	674,532.229
Administrator Class	1,197,330.885
Institutional Class	38,395.281
Investor Class	40,624,546.765
International Core Fund		577,909.951
Class A	311,565.263
Class B	137,930.935
Class C	52,772.484
Administrator Class	75,641.269
International Equity Fund		40,888,164.407
Class A	3,569,137.669
Class B	284,720.013
Class C	99,725.142
Administrator Class	25,828,421.459
Institutional Class	6,460,549.791
Investor Class	4,645,610.333

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
International Value Fund		18,605,988.085
Class A	1,926,302.936
Class B	63,235.256
Class C	56,152.547
Administrator Class	16,482,419.154
Institutional Class	77,878.192
Large Cap Appreciation Fund		8,882,418.459
Class A	921,102.811
Class B	177,847.100
Class C	60,159.067
Administrator Class	7,013,594.760
Institutional Class	709,714.721
Large Cap Growth Fund		12,939,889.346
Investor Class	12,939,889.346
Large Company Core Fund		14,412,541.328
Class A	442,722.111
Class B	110,847.963
Class C	72,118.590
Administrator Class	43,994.572
Institutional Class	1,028,913.467
Investor Class	12,713,944.625
Large Company Growth Fund		19,828,147.566
Class A	4,997,775.422
Class B	482,382.189
Class C	144,532.620
Administrator Class	11,667,398.629
Institutional Class	940,563.821
Investor Class	1,595,494.885
Large Company Value Fund		11,006,389.132
Class A	5,285.055
Class C	742.501
Administrator Class	34,622.968
Institutional Class	761.104
Investor Class	10,964,977.504
Mid Cap Disciplined Fund		40,964,685.799
Class A	167,954.592
Class C	6,267.908
Administrator Class	6,046,919.773
Institutional Class	8,062,245.838
Investor Class	26,681,297.688
Mid Cap Growth Fund		29,610,557.989
Class A	17,008,224.855
Class B	661,595.423
Class C	498,591.818
Administrator Class	5,175,208.456
Institutional Class	1,904.762
Investor Class	6,265,032.675
Minnesota Money Market Fund		192,605,187.610
Class A	192,605,187.610

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Minnesota Tax-Free Fund		17,145,543.147
Class A	4,348,039.615
Class B	301,007.735
Class C	306,852.225
Administrator Class	12,189,643.572
Moderate Balanced Fund		22,151,348.714
Class A	460,545.039
Class B	125,700.338
Class C	89,622.014
Administrator Class	21,475,481.323
Money Market Fund		11,694,154,244.280
Class A	9,418,643,865.342
Class B	1,337,938,245.471
Investor Class	937,572,133.467
Money Market Trust		2,289,178,134.610
Municipal Bond Fund		69,436,163.829
Class A	22,304,650.761
Class B	1,058,549.845
Class C	1,079,177.427
Administrator Class	18,045,470.137
Institutional Class	1,125.132
Investor Class	26,947,190.527
Municipal Money Market Fund		388,840,933.628
Institutional Class	31,422,570.540
Investor Class	357,418,363.088
National Tax-Free Money Market Fund		6,329,113,294.284
Class A	1,720,051,912.860
Administrator Class	573,128,154.084
Institutional Class	2,158,990,912.350
Service Class	1,876,942,314.990
National Tax-Free Money Market Trust		417,070,235.660
Opportunity Fund		42,285,646.456
Class A	859,391.979
Class C	297.974
Administrator Class	4,264,087.624
Investor Class	37,161,868.879
Overland Express Sweep Fund		2,192,789,125.870
Prime Investment Money Market Fund		9,981,654,082.320
Institutional Class	8,527,748,822.150
Service Class	1,453,905,260.170
Short Duration Government Bond Fund		51,915,716.480
Class A	7,172,311.668
Class B	571,057.075
Class C	846,928.551
Administrator Class	32,272,674.113
Institutional Class	11,052,745.073
Short-Term Bond Fund		40,815,362.692
Class A	1,387,958.558
Class C	8,922.849
Institutional Class	9,136,768.664
Investor Class	30,281,712.621

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Short-Term High Yield Bond Fund		12,979,996.539
Class A	6,012,589.393
Class C	105,292.496
Investor Class	6,862,114.650
Short-Term Municipal Bond Fund		100,552,137.752
Class A	10,318,116.415
Class C	1,013,029.482
Institutional Class	1,060.279
Investor Class	89,219,931.576
Small Cap Disciplined Fund		25,350,550.140
Class A	6,862.326
Class C	2,418.276
Administrator Class	606,748.672
Institutional Class	5,765,516.653
Investor Class	18,969,004.213
Small Cap Growth Fund		63,772,019.470
Class A	15,218,798.184
Class B	612,180.762
Class C	612,035.675
Administrator Class	19,147,661.404
Institutional Class	25,549,020.316
Investor Class	2,632,323.129
Small Cap Opportunities Fund		23,922,456.378
Administrator Class	23,922,456.378
Small Cap Value Fund		125,682,041.711
Class A	21,127,407.512
Class B	3,075,114.682
Class C	3,955,683.778
Institutional Class	18,486,153.268
Investor Class	79,037,682.471
Small Company Growth Fund		15,262,594.291
Class A	119,965.421
Class B	19,204.347
Class C	18,659.536
Administrator Class	12,170,496.129
Institutional Class	2,934,268.858
Small Company Value Fund		28,440,562.807
Class A	3,119,166.792
Class B	465,512.632
Class C	166,034.403
Administrator Class	24,689,848.980
Small/Mid Cap Value Fund		15,702,729.220
Class A	1,593,590.618
Class C	561,505.742
Administrator Class	4,359,504.750
Institutional Class	813,260.761
Investor Class	8,374,867.349

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Social Sustainability Fund		101,579.231
Class A	2,579.231
Class C	1,000.000
Administrator Class	98,000.000
Specialized Financial Services Fund		60,830,458.734
Class A	59,909,612.077
Class B	552,284.263
Class C	368,562.394
Specialized Technology Fund		33,177,346.902
Class A	20,742,489.828
Class B	672,950.318
Class C	846,819.670
Investor Class	10,915,087.086
Stable Income Fund		29,247,209.107
Class A	3,626,373.061
Class B	151,412.613
Class C	355,514.769
Administrator Class	25,113,908.664
Strategic Income Fund		2,809,286.073
Class A	1,887,458.596
Class B	596,151.247
Class C	325,676.230
Strategic Small Cap Value Fund		75,493.813
Class A	35,833.376
Class C	38,617.487
Administrator Class	1,042.950
Total Return Bond Fund		108,929,660.186
Class A	5,333,723.222
Class B	894,085.668
Class C	473,336.556
Administrator Class	66,063,050.969
Institutional Class	35,702,039.963
Investor Class	463,423.808
Treasury Plus Money Market Fund		10,684,372,402.281
Class A	2,866,508,552.651
Administrator Class	109,608,996.940
Institutional Class	6,452,901,927.640
Service Class	1,255,352,925.050
U.S. Value Fund		12,522,531.205
Class A	110,238.400
Class B	161,867.863
Class C	86,695.350
Administrator Class	9,976,955.569
Investor Class	2,186,774.023
Ultra Short-Term Income Fund		73,376,045.562
Class A	5,443,682.510
Class C	253,102.371
Administrator Class	5,371,861.305
Institutional Class	3,675,347.844
Investor Class	58,632,051.532

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Ultra Short-Term Municipal Income Fund		287,060,699.023
Class A	76,754,913.199
Class C	4,061,490.388
Institutional Class	30,963,869.537
Investor Class	175,280,425.899
WealthBuilder Conservative Allocation Portfolio		17,013,142.935
WealthBuilder Equity Portfolio		14,086,913.242
WealthBuilder Growth Allocation Portfolio		17,674,547.044
WealthBuilder Growth Balanced Portfolio		53,938,977.102
WealthBuilder Moderate Balanced Portfolio		23,446,110.011
WealthBuilder Tactical Equity Portfolio		35,947,408.162
Wisconsin Tax-Free Fund		9,235,412.194
Class A	338,507.887
Class C	600,361.431
Investor Class	8,296,542.876

Principal Shareholders

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or class of each Fund. The following persons are the only persons who owned of record more than 5% of the outstanding shares of each Fund or class of each Fund as of November 30, 2008. Except as may be identified below, to the knowledge of Wells Fargo Advantage Funds, no person with record ownership of more than 5% of a class of a Fund as of November 30, 2008 is known by the Trust to have beneficial ownership of such shares. Shareholders who have ownership with respect to 5% or more of the outstanding shares of a class of a Fund may not have ownership with respect to 5% or more of the outstanding shares of the Trust.

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
100% Treasury Money Market Fund
Class A	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	279,875,695.4300	76.40%

Service Class	Wells Fargo Bank NA Attn Cash Sweep MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	5,958,447,343.7300	56.83%

	Wells Fargo Brokerage Services LLC Attn Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	2,819,265,134.2200	26.89%

Aggressive Allocation Fund
Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	2,170,978.1060	13.01%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-0001	3,662,694.9810	21.94%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	8,751,159.5360	52.42%

Asia Pacific Fund
Class A	Northern Trust Company FBO Grand Trunk PO Box 92956 Chicago IL 60675-0001	1,960,783.3510	37.29%

	Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	685,286.9330	13.03%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Fls WI 53051-4400	2,214,908.6130	42.13%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	38,411.5790	28.66%

	Citigroup Global Markets Inc 333 West 34th Street—3rd Floor New York NY 10001-2402	20,508.6140	15.30%

Investor Class	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	2,493,533.2980	6.65%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	9,792,503.7190	26.12%

Asset Allocation Fund
Class A	None

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	202,622.6230	7.73%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class C	MLPF&S for the Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	160,214.2500	7.60%

Administrator Class	Wells Fargo Bank NA, FBO Stagecoach Balanced Fd Cl I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	639,913.9090	33.31%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	1,208,614.8060	62.91%

C&B Large Cap Value Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	561,718.6730	11.17%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	463,106.2180	28.81%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	201,023.2720	17.80%

Administrator Class	Penfirn & Co PO Box 3327 Omaha NE 68103-0327	2,565,526.9170	7.48%

	Wells Fargo Bank NA FBO Omnibus Account—Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	3,358,686.5390	9.80%

	Wells Fargo Bank NA FBO Omnibus Account—Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	12,259,381.7120	35.76%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	3,617,062.8010	10.55%

	Wells Fargo Funds Management LLC Exclusive Benefit of Its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Fls WI 53051-4400	7,384,297.0590	21.54%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	1,785,238.8480	5.21%

Institutional Class	Wachovia Bank 1525 West Wt Harris Blvd—NC1151 Charlotte NC 28288-0001	976,221.3920	27.44%

	Saxon & Co PO Box 7780-1888 Philadelphia PA 19182-0001	395,708.0910	11.12%

	Natexis Banques Populaires Attn: Sct Comptabilite Titres 10 Rue Des Roquemonts 14099 Caen Cedex 9 France	591,982.5390	16.64%

	State Street Bank & Trust Co Cust Citistreet Core Market 1 Heritage Dr Quincy Ma 02171-2105	566,368.3530	15.92%

	Central New York Community Foundation Inc 500 S Salina St Ste 428 Syracuse NY 13202-3314	974,309.7940	27.38%

Investor Class	Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	14,731,558.6810	71.76%

C&B Mid Cap Value Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	160,522.9060	9.98%

	Counsel Trust Co FBO FTJFC 336 Fourth Ave 5th Floor The Times Building Pittsburgh PA 15222-2004	89,816.2360	5.58%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	150,521.2840	32.68%

Class C	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	89,040.4970	16.10%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Administrator Class	The Nightingale Bamford School Prime Buchholz & Assoc NBS 20 E 92nd St New York NY 10128-0660	146,247.8580	12.55%

	Wells Fargo Bank NA FBO Omnibus Account—Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	232,889.9500	19.98%

	Patterson & Co FBO NECA-IBEW Local Union 35 Pension Fund NC-1151 1525 West Wt Harris Blvd Charlotte NC 28288-0001	168,701.0570	14.48%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	60,534.5720	5.19%

	SEI Private Trust Co C/O Mellon Bank ID One Freedom Valley Dr Oaks PA 19456	79,716.3870	6.84%

	National City Bank Ttee Lexington Theological Seminary Coll Trust Mutual Funds PO Box 94984 Cleveland OH 44101-4984	166,863.0760	14.32%

	NFS LLC FEBO US Bank National Association PO Box 1787 Attn Mutual Funds Milwaukee WI 53201-1787	66,464.2430	5.70%

Institutional Class	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	155,360.5050	5.36%

	Colorado County Officials & Employee Retirement Assn Trustee FBO CCOERA 401A and 457 Plan C/O Great West 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	532,473.0830	18.38%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Mercer Trust Company Ttee FBO Rio Tinto America Inc Savings Plan 1 Investors Way MSC N-1-E Norwood MA 02062-1599	722,626.9070	24.94%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	645,786.8220	22.29%

	Wells Fargo Bank NA FBO Adecco Inc NQ Plan PO Box 1533 Minneapolis MN 55480-1533	179,548.1670	6.20%

	NFS LLC FEBO US Bank National Association PO Box 1787 Attn Mutual Funds Milwaukee WI 53201-1787	478,843.5120	16.53%

Investor Class	Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	6,526,716.8290	41.63%

	State Street Bank & Trust Co Cust Citistreet Core Market 1 Heritage Dr Quincy MA 02171-2105	857,832.4370	5.47%

	National Financial Serv LLC Exclusive Benefit of Our Cust Attn Mutual Funds Dept 5th Fl 200 Liberty St One World Financial Center New York NY 10281-1003	5,422,638.9810	34.59%

California Limited-Term Tax-Free Fund
Class A	MLPF&S for the Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	276,624.8330	7.20%

	Wells Fargo Brokerage Services, LLC Northstar Building East—9th Floor 608 Second Avenue, South Minneapolis MN 55402-1916	334,826.1870	8.72%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	214,824.3230	5.59%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class C	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	43,150.2640	9.84%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	35,936.6960	8.20%

	Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	33,907.4730	7.73%

Administrator Class	Wells Fargo Bank NA, FBO Wells Fargo CA Ltd Trm Tx Fr Omnibus Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	2,428,051.0570	56.56%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	300,781.5550	7.01%

California Tax-Free Fund
Class A	None

Class B	None

Class C	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	180,248.7330	6.98%

Administrator Class	Wells Fargo Bank NA, FBO Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Operations PO Box 1533 Minneapolis MN 55480-1533	3,921,133.7310	52.06%

	Wells Fargo Bank NA, FBO Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Operations PO Box 1533 Minneapolis MN 55480-1533	475,685.3850	6.32%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	955,712.6490	12.69%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
California Tax-Free Money Market Fund
Class A	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	1,108,674,397.9100	29.83%

	Wells Fargo Service Company FBO Sweep Funds CATF Retail Sweep Operations 3401 N 4th Ave # N9777-131 Sioux Falls SD 57104-0783	2,239,885,898.7100	60.28%

Institutional Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	130,754,750.9300	34.95%

	Wells Fargo Brokerage Services LLC Attn: Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	213,141,331.1600	56.97%

Service Class	Wells Fargo Bank NA Attn Cash Sweep MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	666,748,105.8000	65.98%

	Wells Fargo Brokerage Services LLC Attn Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	120,776,799.4100	11.95%

California Tax-Free Money Market Trust	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	687,658,187.5800	98.72%

Capital Growth Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusive FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	1,075,798.6000	57.67%

	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	125,665.5600	6.74%

	Morgan Keegan & Company Inc 50 North Front Street Memphis TN 38103-2126	104,519.4650	5.60%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	71,040.9560	13.80%

	MLPF&S For The Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	175,717.2100	34.14%

Administrator Class	Wells Fargo Bank NA FBO Omnibus Cash/Cash P.O. Box 1533 Minneapolis MN 55480-1533	5,885,265.4210	13.26%

	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	11,401,370.0440	25.69%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	5,370,341.0890	12.10%

	Wells Fargo Bank NA FBO Wells Fargo 401k P.O. Box 1533 Minneapolis MN 55480-1533	9,106,093.5880	20.52%

	State of Indiana TTEE State of Indiana Deferred Comp & Matching Plan 8515 E Orchard Rd #2T2 Greenwood VLG CO 80111-5002	3,077,222.9500	6.93%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd #2T2 Greenwood VLG CO 80111-5002	6,403,025.2700	14.43%

Institutional Class	Wells Fargo Bank NA Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	3,796,243.9540	12.01%

	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	8,434,656.5760	26.68%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO EdVest Wells Fargo Aggressive Port PO Box 1533 Minneapolis MN 55480-1533	2,710,672.6470	8.57%

	Starwood Hotels & Restaurants Worldwide Inc for Starwood Ho Tels and Resorts Worldwide One Lincoln Street Boston MA 02111-2901	3,929,134.1410	12.43%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	5,212,828.1240	25.46%

	Attn: Teresa Miller NFS LLC FEBO The Trust Company Of Knoxville The Trust CO of Knoxville TTEE 620 Market St, Ste 300 Knoxville TN 37902-2290	5,590,483.4690	27.31%

	NFS LLC FEBO The Trust CO Of Knoxville TTEE The Trust CO Of Knoxville Retirement Plan—Omnibus Acct 620 Market St, Ste 300 Knoxville TN 37902-2290	2,630,171.9520	12.85%

Cash Investment Money Market Fund
Administrator Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	164,250,314.6800	11.99%

	Wells Fargo Brokerage Services LLC C/O Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55402-1916	985,493,728.4900	71.96%

Select Class	Wells Fargo Bank NA Attn Cash Sweet Dept MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	468,648,092.6100	16.67%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Chicago Mercantile Exchange Inc Firm Account Attn Clearing House—Mike Kobida 20 South Wacker Drive Chicago IL 60606-7408	183,188,781.7400	6.51%

	Nomura Holding America Inc 2 World Financial Center Lbby B New York NY 10281-1038	175,000,000.0000	6.22%

	Wells Fargo Brokerage Services LLC c/o Sean O’Farrell 608 2nd Ave S#N9303-054 Minneapolis MN 55402-1916	1,710,410,182.2300	60.83%

Service Class	Wells Fargo Bank NA Attn Cash Sweep MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	3,328,370,909.3600	51.77%

	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	573,757,245.3100	8.92%

	Wells Fargo Brokerage Services LLC Attn Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	1,197,805,744.9600	18.63%

Institutional Class	Wells Fargo Bank NA Attn Cash Sweep MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	3,938,626,908.5900	43.97%

	Wells Fargo Brokerage Services LLC Attn Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	4,401,598,978.4300	49.14%

Colorado Tax Free Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	376,183.6600	8.17%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	25,788.3900	12.11%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	14,685.6220	6.90%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	12,359.7720	5.81%

	First Clearing LLC Love Family Trust 324 S Niagara St Denver CO 80224-1324	12,739.4310	5.98%

Class C	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	14,977.3960	25.31%

	First Clearing LLC Robert M Bulthaup and Cindy M Bulthaup JT TEN 6297 S Potomac Way Centennial CO 80111-6635	5,103.5430	8.63%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	3,128,4420	5.29%

	Raymond James and Assoc Inc FBO Laura McCallum P.O. Box 2247 Elizabeth CO 80107-2247	19,638.1840	33.19%

	Raymond James and Assoc Inc FBO Carol Jane Dobbin 1307 Whitehouse Dr Colorado Springs CO 80904-1238	9,551.0980	16.14%

Administrator Class	Wells Fargo Bank NA, FBO Colorado Tax Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	3,155,904.7520	72.84%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	339,028.8890	7.83%

Common Stock Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,089,625.2840	15.69%

	Nationwide Insurance Company C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	481,025.6300	6.93%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	976,044.1870	14.05%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Fls WI 53051-4400	3,326,532.5080	47.89%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	943,184.6710	74.70%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	239,387.6280	28.44%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	149,240.4980	17.73%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	2,383,036.8820	5.32%

Conservative Allocation Fund
Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	2,239,996.5800	8.86%

	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-0001	16,200,822.4680	64.10%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	6,282,576.1020	24.86%

CoreBuilder Shares—Series G	Wells Capital Management Inc Seed Account Mac #A0103-103 525 Market St 9th Floor San Francisco CA 94105-2779	1,000,000.0000	99.54%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
CoreBuilder Shares—Series M	Wells Capital Management Inc Seed Account Mac #A0103-103 525 Market St 9th Floor San Francisco CA 94105-2779	500,000.0000	97.65%

Discovery Fund
Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	98,543.7100	23.26%

	Raymond James & Assoc Inc FBO Thomas J Pence 8002 N Pennsylvania St Indianapolis IN 46240-2563	26,146.2150	6.17%

Class C	MLPF&S For The Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	10,914.3800	11.07%

Administrator Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	465,466.4150	8.08%

	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	1,170,594.8020	20.33%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	1,157,775.5640	20.10%

	Maril & Co c/o Marshall & Ilsley Trust Co NA 11270 West Park Place Suite 400 PPW-08-WM Milwaukee WI 53224-3638	683,750.4910	11.87%

	Mitra & Co FBO 98 c/o M&I Trust Co NA Attn MF 11270 West Park Place Suite 400 PPW-08-WM Milwaukee WI 53224-3638	457,028.7090	7.94%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	NFS LLC FEBO Marshall & Ilsley Trust Co NA FBO Bank 98 Dly RCRDKPGAttn: Mut Funds 11270 West Park Place Suite 400 Milwaukee WI 53224-3638	317,336.8910	5.51%

Institutional Class	Wells Fargo Bank NA FBO Treadwell Nora Eccles Charitable T PO Box 1533 Minneapolis MN 55480-1533	111,677.8520	5.89%

	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	157,808.9760	8.32%

	NFS LLC FEBO Marshall & Ilsley Trust Co NA FBO Bank 98 Dly Rcrdkpg Attn: Mut Funds 11270 W Park Pl, Ste 400 Milwaukee WI 53224-3638	95,011.2570	5.01%

	Wendel & Co C/O The Bank Of New York Mellon Mutual Funds Reorg Department PO Box 1066 Wall St Station New York NY 10268-1066	369,173.9730	19.47%

	State Street Bank & Trust Co Cust Citistreet Core Market 1 Heritage Dr Quincy MA 02171-2105	160,399.6550	8.46%

	Wells Fargo Bank NA FBO Mohegan Minors Trust-0-11 Years PO Box 1533 Minneapolis MN 55480-1533	103,281.2270	5.45%

	Union Bank Tr Nominee FBO American President Lines Defined Benefit Plan Commingled Fds Acct Tr PO Box 85484 San Diego CA 92186-5484	368,332.1680	19.43%

	Wendel & Co C/O The Bank Of New York Mellon Mutual Funds Reorg Department PO Box 1066 Wall St Station New York NY 10268-1066	184,586.9870	9.74%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,399,560.3720	11.43%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Diversified Bond Fund
Administrator Class	Wells Fargo Bank NA, FBO Diversified Bond Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	377,421.4410	20.19%

	Wells Fargo Bank NA, FBO Diversified Bond Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	391,137.6910	20.92%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	986,044.6880	52.74%

Diversified Equity Fund
Class A	City of Hastings Nebraska Retirement Plan C/O Great West Recordkeeper 8515 E Orchard Rd # 2T2 Englewood CO 80111-5002	375,552.0140	11.41%

Class B	None

Class C	None

Administrator Class	Wells Fargo Bank NA, FBO Diversified Equity I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	1,195,800.9090	5.01%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	11,694,316.1200	49.04%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	10,532,184.5860	44.16%

Diversified Small Cap Fund
Administrator Class	Wells Fargo Bank NA, FBO Diversified Small Cap Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	16,499,800.8110	30.57%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	34,527,397.7890	63.97%

Dow Jones Target 2010 Fund
Class A	None

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	64,958.7490	13.99%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	75,794.1650	30.10%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	12,690.5760	5.04%

Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	8,400,064.5970	76.56%

	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	1,773,499.0410	16.16%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	16,665,861.4590	74.76%

	Wells Fargo Bank NA FBO Four Seasons Hotels Benefit PO Box 1533 Minneapolis MN 55480-1533	1,221,313.9750	5.48%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	1,274,101.7490	5.72%

Investor Class	State Street Bank & Trust Co Cust For the Rollover IRA of Edward D Brooks 6506 Hickory St NE Fridley MN 55432-4233	49,551.8940	5.48%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	120,679.7430	13.35%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Dow Jones Target 2015 Fund
Administrator Class	Wells Fargo Bank NA FBO Omnibus Account P.O. Box 1533 Minneapolis MN 55480-1533	1,398,280.4690	85.77%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard 2T2 Greenwood Vlg CO 80111-5002	94,902.3290	5.82%

	Wells Fargo Bank NA FBO Radiation Oncology PSP-Chen MD P.O. Box 1533 Minneapolis MN 55480-1533	127,193.4420	7.80%

Institutional Class	MLPF&S For the Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	280,507.4370	12.03%

	Texasavers 401K Plan Employee Retirement System of Texas PO Box 13207 Austin TX 78711-3207	192,765.8020	8.27%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	951,667.2510	40.80%

	Wells Fargo Bank NA FBO Skywest Inc Employees Retirement PO Box 1533 Minneapolis MN 55480-1533	379,141.6930	16.26%

	Wells Fargo Bank NA FBO Jersey Community Hospital DC Plan PO Box 1533 Minneapolis MN 55480-1533	195,278.1020	8.37%

Investor Class	None

Dow Jones Target 2020 Fund
Class A	None

Class B	None

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	21,965.1110	11.31%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	26,878.9590	13.84%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	9,972.6020	5.14%

Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	15,539,866.4220	76.55%

	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	3,598,115.6360	17.72%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	27,519,638.9610	71.01%

	Wells Fargo Bank NA FBO Four Seasons Hotels Benefit PO Box 1533 Minneapolis MN 55480-1533	3,584,099.3350	9.25%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	2,171,717.8750	5.60%

Investor Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	188,543.9640	13.53%

Dow Jones Target 2025 Fund
Administrator Class	Wells Fargo Bank NA FBO Omnibus Account P.O. Box 1533 Minneapolis MN 55480-1533	1,205,786.9980	82.10%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard 2T2 Greenwood Vlg CO 80111-5002	261,520.8310	17.81%

Institutional Class	MLPF&S for the Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	325,901.3370	9.66%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Texasavers 401K Plan Employee Retirement System of Texas PO Box 13207 Austin TX 78711-3207	243,838.7380	7.23%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	1,573,643.8210	46.64%

	Wells Fargo Bank NA FBO Skywest Inc Employees Retirement PO Box 1533 Minneapolis MN 55480-1533	753,645.0530	22.34%

Investor Class	None

Dow Jones Target 2030 Fund
Class A	Fidelity Investments Institutional Operations CO Inc FIIOC Agent For Air Tran Airways Inc 401k 10971 3414 Peachtree Road NE Atlanta GA 30326-1153	312,960.6120	5.93%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	37,163.0990	9.17%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	15,224.8550	10.31%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	40,011.4920	27.08%

	EMJAY Corporation 8515 E Orchard Rd #2T2 Greenwood Vlg CO 80111-5002	7,399.0010	5.01%

Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	9,986,510.6210	78.33%

	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	1,993,537.3120	15.64%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	17,202,881.5890	64.93%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO Four Seasons Hotels Benefit PO Box 1533 Minneapolis MN 55480-1533	3,723,146.2320	14.05%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	1,392,403.3620	5.26%

Investor Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	167,487.0750	13.58%

Dow Jones Target 2035 Fund
Administrator Class	Wells Fargo Bank NA FBO Omnibus Account P.O. Box 1533 Minneapolis MN 55480-1533	681,810.5490	96.55%

Institutional Class	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	100,235.0640	5.27%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	839,332.0570	44.16%

	Wells Fargo Bank NA FBO Skywest Inc Employees Retirement PO Box 1533 Minneapolis MN 55480-1533	634,279.2620	33.37%

Investor Class	None

Dow Jones Target 2040 Fund
Class A	None

Class B	None

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	9,007.1740	5.47%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	11,744.8020	7.13%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	26,857.3710	16.30%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	5,668,985.6350	76.57%

	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	1,074,720.2190	14.52%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	8,047,696.6710	62.74%

	Wells Fargo Bank NA FBO Four Seasons Hotels Benefit PO Box 1533 Minneapolis MN 55480-1533	1,581,515.9820	12.33%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	822,509.9120	6.41%

Investor Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	84,964.1290	13.62%

Dow Jones Target 2045 Fund
Administrator Class	Wells Fargo Bank NA FBO Omnibus Account P.O. Box 1533 Minneapolis MN 55480-1533	256,735.1590	94.31%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard 2T2 Greenwood Vlg CO 80111-5002	14,470.5010	5.32%

Institutional Class	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	100,037.1440	8.37%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	592,633.1180	49.57%

	Wells Fargo Bank NA FBO Skywest Inc Employees Retirement PO Box 1533 Minneapolis MN 55480-1533	373,322.8240	31.23%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Investor Class	State Street Bank & Trust CO Cust for the Rollover IRA of Allison Seilhan 108 Allegro Ave Duson LA 70529-3349	11,623.7010	5.98%

Dow Jones Target 2050 Fund
Administrator Class	Wells Fargo Bank NA FBO Omnibus Account P.O. Box 1533 Minneapolis MN 55480-1533	1,386,749.8710	87.32%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard 2T2 Greenwood Vlg CO 80111-5002	184,493.2510	11.62%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	2,035,264.7750	59.03%

	Wells Fargo Bank NA FBO Wells Fargo 401K PO Box 1533 Minneapolis MN 55480-1533	716,887.1860	20.79%

Investor Class	State Street Bank & Trust Co Cust for the Rollover IRA of James Bauer 205 Bottle Neck Trl Holly Springs NC 27540-8531	11,316.0460	7.74%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	40,349.5650	27.58%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	9,643.9170	6.59%

Dow Jones Target Today Fund
Class A	None

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	37,109.5110	7.42%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	60,372.8590	11.00%

Administrator Class	WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	3,444,897.6850	73.73%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	918,391.5020	19.66%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	5,106,719.4720	68.61%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	666,740.6650	8.96%

Investor Class	State Street Bank & Trust Co Cust For the Rollover IRA of John H Deleon 3927 SE 34th TER Topeka KS 66605-3008	70,535.7720	8.13%

	State Street Bank & Trust Co Cust for the Rollover IRA of Daniel E Kessler 3406 Polzer Dr Wausau WI 54401-4043	81,495.6340	9.39%

	State Street Bank & Trust Co Cust for the Rollover IRA of Daryl Mills 10211 Walnut Bnd N Jacksonville FL 32257-6434	109,974.7210	12.67%

Emerging Markets Equity Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	918,644.4350	24.81%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	18,440.8190	15.94%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	3,693.9810	7.17%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	2,611.6980	5.07%

	MS&CO FBO Patricia Grilione TTEE Patricia Grilione Rev Living Trust U/T/A DTD 03/31/1996 4483 Heppner Ln San Jose CA 95136-1840	4,696.8370	9.11%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Administrator Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	195,137.6800	25.75%

	Wells Fargo Bank NA, FBO FBO Omnibus Account (Cash/Cash) PO Box 1533 Minneapolis MN 55480-1533	111,217.5590	14.67%

	Wells Fargo Bank NA, FBO FBO Omnibus Account (Reinv/Reinv) PO Box 1533 Minneapolis MN 55480-1533	117,329.0000	15.48%

Emerging Growth Fund
Class A	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,060.4450	61.90%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	611.7940	35.71%

Class C	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,060.4450	100.00%

Administrator Class	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,008.4470	14.43%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	1,067.9610	15.29%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	3,883.4950	55.59%

Institutional Class	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,060.4450	100.00%

Investor Class	Ronald C Ognar & Mary J Ognar JTWROS 35440 W Pabst Ct Oconomowoc WI 53066-4578	32,602.4900	8.19%

	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	22,293.3110	5.60%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage

Endeavor Select Fund
Class A	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	1,220,808.7810	5.22%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	9,271,763.9010	39.66%

	Mercer Trust Company TTEE FBO Flowers Foods Inc 401K Plan 1 Investors Way MSC N-3-H Norwood MA 02062-1599	2,217,645.4120	9.49%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	440,635.7160	55.11%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	301,247.1600	23.12%

Administrator Class	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	7,773,428.6080	27.43%

	Citigroup Global Markets Inc 333 West 34th Street—3rd Floor New York NY 10001-2402	2,219.997	7.83%

Institutional Class	Patterson & Co Omnibus Cash Cash 1525 West Wt Harris Blvd Charlotte NC 28288-0001	26,482,735.5720	24.20%

	Prudential Investment Mgmt Serv FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue South Iselin NJ 08830-2710	62,554,219.6120	57.17%

Enterprise Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	3,996.2110	10.53%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	17,677.2530	46.60%

Class C	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	326.0520	6.10%

	Citigroup Global Markets Inc 333 West 34th Street—3rd Floor New York NY 10001-2402	470.9810	8.81%

	First Clearing LLC Thompson Grandchildren Irrevtr David and John TTEE UA DTD 5/12/98 8111 Westfield Blvd	2,530.9620	47.34%

	First Clearing LLC Betty M Strahla 7805 W 86th St Indianapolis, IN 46278-1151	1,837.7450	34.38%

Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	78,955.3630	11.84%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard 2T2 Greenwood Vlg CO 80111-5002	549,711.2230	82.45%

Institutional Class	Patterson & Co Omnibus Cash/Cash Account 1525 West W T Harris Blvd Charlotte NC 28288-0001	3,253,120.7200	69.49%

	Patterson & Co Omnibus Cash/Rein 1525 West W T Harris Blvd Charlotte NC 28288-0001	820,941.5420	17.54%

	Prudential Investment Mgmnt Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue South Iselin NJ 08830-2710	246,371.7880	5.26%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	309,025.3300	5.97%

Equity Income Fund
Class A	PFPC Brokerage Services FBO Wells Fargo Attn Robert Bertucci 420 Montgomery St 5th Fl Mac A0101-058 San Francisco CA 94104-1207	411,061.4980	6.34%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	29,475.5050	6.20%

Class C	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville Fl 32246-6484	8,070.0780	6.20%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	9,049.5690	6.95%

	MS&CO C/F Gary B Fields IRA Standard Dated 03/14/08 574 Summit Ave Mill Valley CA 94941-1082	6,853.0810	5.26%

	MS&CO C/F Gary B Fields Roth IRA Dated 03/25/08 574 Summit Ave Mill Valley CA 94941-1082	6,853.0810	5.26%

Administrator Class	Wells Fargo Bank NA, FBO Income Equity I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	385,860.6100	10.51%

	Wells Fargo Bank NA, FBO Income Equity I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	1,263,352.1750	34.42%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA, FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	1,159,379.8250	31.59%

Equity Value Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	107,221.3940	28.60%

	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	60,601.2620	16.16%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	25,633.6060	23.31%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville Fl 32246-6484	5,523.6450	5.02%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	10,707.2460	12.98%

	EMJAYCO TTEE FBO Health Industry Distributors 401(k) C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	21,771.5920	26.38%

Administrator Class	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	9,009,240.0590	57.29%

	Wells Fargo Funds Management LLC Exclusive Benefit Of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Fls WI 53051-4400	4,401,649.5940	27.99%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	1,833,705.8200	11.66%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Institutional Class	Wells Fargo Bank NA FBO EdVest Wells Fargo Aggressive Port PO Box 1533 Minneapolis MN 55480-1533	2,258,609.8450	37.67%

	Wells Fargo Bank NA FBO EdVest Wells Fargo Moderate Port PO Box 1533 Minneapolis MN 55480-1533	1,097,009.3180	18.30%

	Wells Fargo Bank NA FBO EdVest Wells Fargo Balanced Port PO Box 1533 Minneapolis MN 55480-1533	677,580.8390	11.30%

	Wells Fargo Bank NA FBO Enterprise Rent-A-Car WF Managed PO Box 1533 Minneapolis MN 55480-1533	821,806.2100	13.71%

	Wells Fargo Bank NA FBO Aviva Pension Plan Trust PO Box 1533 Minneapolis MN 55480-1533	306,977.3230	5.12%

	Wells Fargo Bank NA FBO EdVest Conservative Portfolio PO Box 1533 Minneapolis MN 55480-1533	641,552.7980	10.70%

Government Money Market Fund
Class A	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	1,063,405,884.8500	88.66%

Administrator Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	868,202,320.9600	48.57%

	Wells Fargo Brokerage Services LLC C/O Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55402-1916	593,470,484.5200	33.20%

	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plz Jersey City NJ 07399-0001	230,485,911.9500	12.89%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Institutional Class	Wells Fargo Bank NA Attn: Cash Sweet Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	12,797,187,933.7800	36.97%

	Mellon Bank 500 Grant St Rm 400 Pittsburgh PA 15258-0001	1,876,594,546.0600	5.42%

	Wells Fargo Brokerage Services LLC C/O Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55402-1916	6,057,219,594.2600	17.50%

	Wells Fargo Bank NA Attn: Keith Berger/Support Services N9303-054 Northstar East 5th Floor 608 2nd Ave SO N9303-050 Minneapolis MN 55402	7,809,715,501.6000	22.56%

Service Class	Wells Fargo Bank NA Attn: Cash Sweet Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	5,161,012,097.1200	83.97%

	Wells Fargo Brokerage Services LLC C/O Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55402-1916	595,749,279.9300	9.69%

Government Securities Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	4,588,644.2260	25.56%

	NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 4 Manhattanville Rd Purchase NY 10577-2139	1,099,380.9850	6.12%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	98,626.4670	14.40%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	99,652.8410	8.28%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	402,518.4190	33.44%

Administrator Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	1,905,142.9550	6.40%

	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	1,926,078.5240	6.47%

	Wells Fargo Bank NA FBO Omnibus Cash/Cash P.O. Box 1533 Minneapolis MN 55480-1533	12,829,755.5980	43.12%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	3,528,218.2590	11.86%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	6,108,997.5050	20.53%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	4,281,879.6880	16.19%

	Wells Fargo Bank NA FBO EdVest Aggressive Portfolio (Wisc) PO Box 1533 Minneapolis MN 55480-1533	2,932,633.5640	11.09%

	National Financial Services Corp For Exclusive Benefit of Our Custom Attn Mutual Funds Dept 5th Fl One World Financial Center 200 Liberty St New York NY 10281-1003	3,381,539.3380	12.79%

	Wells Fargo Bank NA FBO WF Adv WealthBuilder Growth Balance PO Box 1533 Minneapolis MN 55480-1533	4,382,316.5490	16.57%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO WF Adv WealthBuilder Moderate Balan PO Box 1533 Minneapolis MN 55480-1533	2,558,319.0170	9.67%

	Wells Fargo Bank NA FBO WF Adv WealthBuilder Conser Alloc F PO Box 1533 Minneapolis MN 55480-1533	2,652,826.7670	10.03%

	Wells Fargo Bank NA FBO EdVest Conservative Portfolio PO Box 1533 Minneapolis MN 55480-1533	1,553,257.0980	5.87%

Investor Class	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	6,177,640.8470	6.21%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	16,232,281.7740	16.33%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	25,248,553.5300	25.40%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	7,038,542.9010	7.08%

Growth Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	376,440.4010	27.90%

	Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	136,109.6250	10.09%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	UMB Bank NA FBO Fiduciary For Tax Deferred Accounts Attn Finance Department 1 SW Security Benefit Pl Topeka KS 66636-1000	132,619.7650	9.83%

	UMB BANK NA FBO Fiduciary For Tax Deferred Accounts ATTN Finance Department 1 SW Security Benefit Pl Topeka KS 66636-1000	438,863.4060	32.53%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	22,252.4040	40.19%

	First Clearing LLC Kenneth E Vassar IRA FCC As Custodian 2220 N Star St Apt 24 Anchorage AK 99503-1887	3,489.7270	6.30%

Administrator Class	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	2,315,757.1950	29.09%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	4,205,915.4350	52.83%

Institutional Class	Deutsche Bank Securities Inc. Attn: Mutual Fund Dept 26th Fl 1251 Avenue of the Americas New York NY 10020-1104	858,796.6850	8.55%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program EdVest Aggressive PO Box 1533 Minneapolis MN 55480-1533	1,718,781.5280	17.12%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program EdVest Moderate PO Box 1533 Minneapolis MN 55480-1533	841,018.0380	8.38%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 90% PO Box 1533 Minneapolis MN 55480-1533	695,285.8500	6.92%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 75% PO Box 1533 Minneapolis MN 55480-1533	677,520.6400	6.75%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	938,929.6520	9.35%

	Wells Fargo Bank NA FBO Yazaki Employee Savings Plan PO Box 1533 Minneapolis MN 55480-1533	1,106,683.8100	11.02%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	3,500,780.3500	9.54%

Growth Balanced Fund
Class A	None

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	74,823.7370	6.13%

Class C	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	25,653.2760	6.47%

Administrator Class	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	8,533,524.9760	17.52%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	12,353,246.0060	25.36%

	Wells Fargo Bank NA FBO Wells Fargo Growth Balanced Fd I Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	4,359,801.1420	8.95%

	Mac & Co FBO Pricewaterhouse Attn Mutual Funds Ops PO Box 3198 Pittsburgh PA 15230-3198	6,829,571.7970	14.02%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-0001	9,399,470.9890	19.30%

	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	2,937,853.7530	6.03%

Growth Equity Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	143,268.0170	12.97%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	20,841.6350	12.20%

Class C	RBC Capital Markets Corp FBO Washoe Building Supply Inc Retirement Trust U/A DTD 04-01-1987 1479 Hymer Ave Sparks NV 89431-5613	4,279.8340	9.98%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	3,420.0380	7.98%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	2,750.8370	6.42%

	Orchard Trust Co LLC Cust FBO Oppenheimer Funds Record Keeper C/O Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	3,775.7760	8.81%

Administrator Class	Wells Fargo Bank NA, FBO Growth Equity I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	489,541.3640	6.81%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	6,364,974.8410	88.59%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	489,632.6950	99.88%

Heritage Money Market Fund
Administrator Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	214,977,160.2600	31.81%

	Wells Fargo Inst Brokerage Services Attn: Sean Ofarrell 608 2nd Ave S # N9303-054 Minneapolis MN 55402-1916	133,516,719.3400	19.76%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	50,919,627.2600	7.54%

Institutional Class	Wells Fargo Bank NA Attn Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	2,110,520,396.3200	43.49%

	Mellon Bank 500 Grant St Rm 400 Pittsburgh PA 15258-0001	331,343,163.2700	6.83%

	Wells Fargo Inst Brokerage Services Attn Sean OFarrell 608 2nd Ave S # N9303-054 Minneapolis MN 55402-1916	1,018,564,664.2600	20.99%

	Wells Fargo Bank N A Attn Keith Berger/Support Services N9303-054 Northstar East 5th Floor 608 2nd Ave SO N9303-050 Minneapolis MN 55402	309,999,115.8500	6.39%

	Mac & Co FBO Price Waterhouse Coopers LLP Attn: Mutual Fund Ops Pittsburgh PA 15230-3198	297,354,947.2400	6.13%

Select Class	Wells Fargo Bank NA Attn Cash Sweet Dept MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	682,500,927.1400	18.42%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Brokerage Services LLC c/o Sean O’Farrell 608 2nd Ave S#N9303-054 Minneapolis MN 55402-1916	1,706,973,676.5800	46.06%

	AXA Equitable Life Insurance Co Attn Lisa Slapp—12th Floor 1290 Avenue of the Americas New York NY 10104-0101	240,282,018.2900	6.48%

	Adobe Systems Incorporated c/o Lauren Halden—Treasury 345 Park Ave, MS A16 San Jose CA 95110-2704	259,175,000.0000	6.99%

High Income Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,470,254.1400	16.87%

	Wells Fargo & Company MAC #A0101-10B Attn Suzanna Chow 420 Montgomery St Fl 10 San Francisco CA 94104-1207	3,466,626.2960	39.79%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	215,591.2280	15.58%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	95,633.2810	9.64%

Institutional Class	None

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	3,665,967.3630	15.47%

Income Plus Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	2,504,619.3610	44.89%

	Wells Fargo Bank NA, FBO AFCTS-California Preneed Funeral PO Box 1533 Minneapolis MN 55480-1533	458,079.9070	8.21%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	154,110.7480	31.87%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	47,018.2010	9.45%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	26,012.3850	5.23%

	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis MN 55402-1927	26,120.9600	5.25%

Institutional Class	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 60% PO Box 1533 Minneapolis MN 55480-1533	1,883,818.7480	19.22%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 50% PO Box 1533 Minneapolis MN 55480-1533	2,794,141.3620	28.51%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 35% PO Box 1533 Minneapolis MN 55480-1533	1,545,567.5370	15.77%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 20% PO Box 1533 Minneapolis MN 55480-1533	1,504,215,4910	15.35%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar Growth Portfolio PO Box 1533 Minneapolis MN 55480-1533	1,622,806.1720	16.56%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	2,882,284.5090	16.85%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Index Fund
Class A	None

Class B	None

Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	18,725,025.9940	61.95%

	Wells Fargo Bank NA, FBO Index Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	3,966,962.1990	13.13%

	Wells Fargo Bank NA FBO Index Fund Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	5,372,443.6630	17.78%

Investor Class	None

Inflation-Protected Bond Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	1,180,742.0520	39.91%

	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	196,264.1960	6.63%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	312,704.2020	10.57%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	167,285.5640	5.65%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	190,264.5580	28.18%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	34,467.7260	5.11%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	123,293.9500	11.68%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	85,159.0300	8.06%

Administrator Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	126,152.3670	6.80%

	Wells Fargo Bank NA, FBO Diversified Equity I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	479,430.0290	25.86%

	New York Life Trust Company 169 Lackawanna Ave Fl 2 Parsippany NJ 07054-1007	817,991.0180	44.12%

Intermediate Tax/AMT-Free Fund
Class A	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	470,624.5610	6.37%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,915,774.9890	25.91%

	Attn: Mutual Fund Edward D Jones & Co Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3003	1,269,701.9890	17.17%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	89,711.5850	13.42%

	MLPF&S For The Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	136,214.8620	20.37%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Administrator Class	Lawrence S Peters & Nancy C Peters JTWROS 1109 Savile Ln McLean VA 22101-1832	95,121.5570	7.98%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	1,065,357.4130	89.33%

Institutional Class	Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	35,807.7350	97.35%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	23,580,501.2970	57.83%

International Core Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	24,285.5060	7.72%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	61,564.5380	43.44%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	6,617.0420	13.38%

Administrator Class	Wells Fargo Bank NA FBO Omnibus Cash/Cash P.O. Box 1533 Minneapolis MN 55480-1533	1,537.5160	18.50%

	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	928.9990	11.18%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	3,645.9970	43.88%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	648.4240	7.80%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	453.3220	5.46%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	574.1630	6.91%

International Equity Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	299,537.0860	9.65%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	39,212.0630	15.75%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	14,006.7580	16.32%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6,416.9110	7.48%

	First Clearing, LLC Paul S Molinari IRA FCC As Custodian 4779 McDonald Drive Cir N Stillwater MN 55082-2149	4,685.1570	5.46%

Administrator Class	Wells Fargo Bank NA, FBO Wells Fargo Int Equity Fd Cl I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	10,991,417.7830	45.57%

	Wells Fargo Bank NA, FBO Wells Fargo Int Equity Fd Cl I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	12,485,839.4260	51.77%

Institutional Class	Wells Fargo Bank NA FBO EdVest Aggressive Port PO Box 1533 Minneapolis MN 55480-1533	3,012,657.5790	54.74%

	Wells Fargo Bank NA FBO EdVest Moderate Port PO Box 1533 Minneapolis MN 55480-1533	1,358,805.9430	24.69%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO EdVest Balanced Port PO Box 1533 Minneapolis MN 55480-1533	784,060.3990	14.25%

	EdVest Conservative Portfolio PO Box 1533 Minneapolis MN 55480-1533	306,722.1140	5.57%

Investor Class	None

International Value Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	403,317.8190	21.18%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	26,594.2280	41.45%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	10,979.5870	19.47%

	Raymond James & Assoc Inc CSDN FBO Jack L Cain Sep IRA 9701 Cypress Brook Rd. Tampa FL 33647-1806	3,007.1120	5.33%

	Raymond James & Assoc Inc CSDN FBO Sally A Tortorello IRA 84 Lippincott Rd. Fox Lake, IL 60020-1618	3,363.2290	5.96%

Administrator Class	None

Institutional Class	Wells Fargo Bnk NA FBO Wellspan RSP 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	9,155.4400	11.80%

	Wells Fargo Bank NA FBO Goose Creek ISD MPP—Equity PO Box 1533 Minneapolis MN 55480-1533	56,415.4370	72.73%

	Wells Fargo Bank NA FBO FNF Construction Inc—Gully PO Box 1533 Minneapolis MN 55480-1533	11,353.7760	14.64%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Large Cap Appreciation Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	475,647,0150	51.28%

	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	78,215.7180	8.43%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	91,965.4110	49.92%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	17,019.1140	27.76%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	4,454.2260	7.26%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	3,521.7720	5.74%

	MS&Co C/F Rod Erskine IRA Rollover Dated 05/16/08 15 Elderberry Trce Sugar Land TX 77479-2864	12,706.6020	20.72%

Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	424,965.4900	5.96%

	Wells Fargo Funds Management LLC Exclusive Benefit of Its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Fls WI 53051-4400	6,547,848.4590	91.89%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	714,847.1260	99.86%

Large Cap Growth Fund
Investor Class	None

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Large Company Core Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	67,446.6040	15.19%

	UMB Bank NA FBO Fiduciary For Tax Deferred Accounts Attn Finance Department 1 SW Security Benefit Pl Topeka KS 66636-1000	51,171.6870	11.52%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	222,958.7990	50.20%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	87,428.7320	78.72%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	35,154.9570	48.70%

Administrator Class	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	9,809.7630	80.43%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	2,387.1820	19.57%

Institutional Class	Wells Fargo Bank NA FBO Yazaki Employee Savings Plan PO Box 1533 Minneapolis MN 55480-1533	790,997.6030	76.92%

	Wells Fargo Bank NA FBO Yazaki PO Box 1533 Minneapolis MN 55480-1533	118,171.2350	11.49%

	Wells Fargo Bank NA FBO Yazaki PO Box 1533 Minneapolis MN 55480-1533	74,678.6720	7.26%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	652,550.4090	5.47%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	2,654,046.4180	22.25%

Large Company Growth Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	386,174.2200	7.71%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	45,496.6800	9.09%

Class C	MLPF&S for the Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville Fl 32246-6484	9,219.7490	6.17%

Administrator Class	Wells Fargo Bank NA, FBO Large Company Growth I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	1,775,481.1160	15.04%

	Wells Fargo Bank NA, FBO Large Company Growth I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	2,380,936.6710	20.17%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	5,891,225.3220	49.91%

Institutional Class	Strafe & Co FAO Frye Louis Omnibus Accounts PO Box 160 Westerville OH 43086-0160	56,070.2360	5.96%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	State of Hawaii Deferred Compensation Plan Island Svgs Plan Dept Of Human Resource Development 235 S Beretania St Honolulu HI 96813-2406	746,546.2150	79.38%

	NFS LLC FEBO Laba & Co FBO Credit Suisse Fam Wealth 135 S Lasalle St Chicago IL 60603-4177	68,286.8580	7.26%

Investor Class	None

Large Company Value Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	603.0190	20.10%

	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	676.4110	22.54%

	State Street Bank & Trust Co Cust for the Simple IRA of John A Olson 5515 Yorktown Ln N Plymouth MN 55442-1943	285.2240	9.50%

	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	481.6580	16.05%

	Allison Marie Wahl 3626 L Honoapiilani Rd #C309 Lahaina HI 96761-8992	954.4760	31.81%

Class C	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	662.3750	100.00%

Administrator Class	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	10,509.8200	34.02%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	1,154.0760	5.03%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	6,534.9710	21.16%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	7,148.0060	23.14%

Institutional Class	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	677.7790	100.00%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,710,459.2110	17.11%

Mid Cap Disciplined Fund
Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	117,449.8280	87.58%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	2,314.9650	36.94%

	MLPF&S For The Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	320.8540	5.12%

	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	484.5100	7.73%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	729.3950	11.64%

	NFS LLC FEBO Valera O Mcadoo Rev Tr Valera O Mcadoo U/A 01/25/95 1101 S 14th Ave West Newton IA 50208-5235	1,137.7330	18.15%

	LPL Financial Services 9785 Towne Centre Drive San Diego CA 92121-1986	407.5300	6.50%

Administrator Class	New York Life Trust Company 169 Lackawanna Ave Fl 2 Parsippany NJ 07054-1007	500,042.0300	8.22%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Massachusetts Mutual Insurance Co 1295 State St # C255 Springfield MA 01111-0001	812,040.6670	13.35%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	2,811,656.9300	46.21%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard 2T2 Greenwood Vlg CO 80111-5002	698,905.6580	11.49%

Institutional Class	Wells Fargo Bank NA FBO EdVest Aggressive Portfolio (Wisc) PO Box 1533 Minneapolis MN 55480-1533	1,447,846.6530	17.94%

	Wells Fargo Bank NA FBO EdVest Moderate Portfolio (Wisc) PO Box 1533 Minneapolis MN 55480-1533	694,883.0210	8.61%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 50% Equity Portf PO Box 1533 Minneapolis MN 55480-1533	458,869.0070	5.68%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 60% Equity Portf PO Box 1533 Minneapolis MN 55480-1533	430,491.7290	5.33%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 75% Equity Portf PO Box 1533 Minneapolis MN 55480-1533	848,165.6420	10.51%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 90% Equity Portf PO Box 1533 Minneapolis MN 55480-1533	882,536.3200	10.93%

	Wells Fargo Bank NA FBO Otter Tail Corp Retirement Plan PO Box 1533 Minneapolis MN 55480-1533	1,088,818.7960	13.49%

Investor Class	Massachusetts Mutual Insurance Co 1295 State St # C255 Springfield MA 01111-0001	2,792,859.2760	10.51%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	6,222,620.7170	23.42%

Mid Cap Growth Fund
Class A	Charles Schwab & CO Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	3,487,782.3090	20.48%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	110,969,3590	16.61%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	52,555.4180	10.41%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	40,243.6390	7.97%

Administrator Class	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	5,221,838.5120	99.88%

Institutional Class	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,904.7620	100.00%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	433,229.9890	6.90%

	Reliance Trust Company 400 Atrium Drive Somerset NJ 08873-4162	320,795.2720	5.11%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Minnesota Money Market Fund
Class A	Wells Fargo Bank NA Attn Cash Sweep MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	14,973,421.7600	6.97%

	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	180,669,382.0700	84.04%

Minnesota Tax-Free Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	494,562.9560	11.41%

Class B	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	20,885.6750	6.72%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	21,243.5200	6.91%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	22,452.6980	7.30%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	19,577.6470	6.36%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	48,121.0120	15.64%

Administrator Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	1,876,410.4740	15.54%

	Wells Fargo Bank NA, FBO Minnesota Tax Free I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	2,094,114.3950	17.34%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA, FBO Minnesota Tax Free I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	937,473.5390	7.76%

	Wells Fargo Bank NA, FBO Minnesota Tax Free I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	5,518,355.7360	45.69%

Moderate Balanced Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	29,221.7180	6.39%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	26,453.1050	5.79%

	Wells Fargo Bank NA FBO Kaiser Permanentes Plan HSA PO Box 1533 Minneapolis MN 55480-1533	26,695.3420	5.84%

	Wells Fargo Bank NA FBO Wells Fargo Health Savings Acct PO Box 1533 Minneapolis MN 55480-1533	67,075.4290	14.67%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	36,865.9310	8.06%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	27,636.1140	6.04%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	22,070.7000	17.92%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	6,419.0160	7.19%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	4,512.0940	5.05%

	State Street Bank & Trust Co Cust for the IRA of John D Pagotto 1183 Middletown Rd Pen Argyl PA 18072-9611	5,022.6810	5.63%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	4,781.9380	5.36%

Administrator Class	Wells Fargo Bank NA FBO LWCC Def Comp Plans PO Box 1533 Minneapolis MN 55480-1533	2,014,796.1630	9.41%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	9,117,593.4160	42.57%

	Wells Fargo Bank NA FBO Wells Fargo 401k PO Box 1533 Minneapolis MN 55480-1533	7,530,857.4850	35.16%

	Wells Fargo Bank West Ttee FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	1,623,664.7340	7.58%

Money Market Fund
Class A	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	3,886,889,390.2500	41.28%

	Wells Fargo Service Company FBO Sweep Funds FA Retail Sweep Operations 3401 N 4th Ave #N9777-131 Sioux Falls SD 57104-0783	5,141,540,934.7900	54.61%

Class B	Wells Fargo Service Company FBO Sweep Funds FB Retail Sweep Operations 3401 N 4th Ave #N9777-131 Sioux Falls SD 57104-0783	1,330,409,952.6000	99.55%

Investor Class	Prudential Investment Mgmnt Services FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop -05-11-20 100 Mulberry Street Newark NJ 07102-4056	64,379,313.7780	6.86%

Money Market Trust	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	2,272,226,960.0500	100.00%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Municipal Bond Fund
Class A	None

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	79,530.3550	7.24%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	67,367.5050	6.27%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	135,499.5420	12.62%

Administrator Class	Wells Fargo Bank NA FBO Tax Free Income Fund I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis MN 55480-1533	12,505,544.0460	68.47%

	Wells Fargo Bank NA FBO Tax Free Income Fund I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis MN 55480-1533	1,868,662.7530	10.23%

Institutional Class	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,125.1320	100.00%

Investor Class	PFPC Inc FBO Morningstar MP Clients 760 Moore Rd King of Prussa PA 19406-1212	2,770,378.9690	10.00%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	4,809,264.8650	17.36%

Municipal Money Market Fund
Institutional Class	Wells Fargo Brokerage Services LLC Attn: Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	32,424,885.4000	88.77%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO GWIC-Cash PO Box 1533 Minneapolis MN 55480-1533	4,000,000.0000	10.95%

Investor Class	None

National Tax-Free Money Market Fund
Class A	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	811,715,964.6300	46.84%

	Wells Fargo Service Company FBO Sweep Funds NTF Retail Sweep Operations 3401 N 4th Ave # N9777-131 Sioux Falls SD 57104-0783	828,257,008.6500	47.79%

Administrator Class	Wells Fargo Brokerage Services LLC c/o Sean O’Farrell 608 2nd Ave S#N9303-054 Minneapolis MN 55402-1916	68,943,049.6900	12.02%

	Prudential Investment Mgmnt Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry Street 10th Fl Newark NJ 07102-4056	43,456,647.0600	7.57%

	Edwin J Clark 22 Harbor View Dr Sugar Land TX 77479-5851	39,577,340.6900	6.90%

Institutional Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	1,098,461,406.5700	46.74%

	Mellon Bank 500 Grant St Rm 400 Pittsburgh PA 15258-0001	184,088,342.4600	7.83%

	Wells Fargo Brokerage Services LLC C/O Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55402-1916	766,679,063.0800	32.62%

Service Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	1,228,809,257.0000	66.73%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	336,746,000.9200	18.29%

	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	146,734,653.8700	7.97%

National Tax-Free Money Market Trust	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	318,605,632.5200	99.99%

Opportunity Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	62,097.6300	7.16%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	394,622.6430	45.48%

	MCB Trust Services Ttee FBO Western States Envelope Co 401k 700 17TH ST STE 300 Denver CO 80202-3531	131,012.4350	15.10%

Class C	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	297.9740	100.00%

Administrator Class	Wells Fargo Bank NA FBO Edvest Aggressive Portfolio (Wisc) P.O. Box 1533 Minneapolis MN 55480-1533	816,484.6730	19.76%

	Wells Fargo Bank NA FBO Edvest Aggressive Portfolio (Wisc) P.O. Box 1533 Minneapolis MN 55480-1533	221,156.1310	5.35%

	Wells Fargo Bank NA FBO Edvest Aggressive Portfolio (Wisc) P.O. Box 1533 Minneapolis MN 55480-1533	381,406.7010	9.23%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO Tomorrow’s Scholar 50% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	250,651.0410	6.07%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 60% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	236,795.1110	5.73%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 75% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	406,138.3850	9.83%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 90% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	493,759.0460	11.95%

	NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	333,710.3900	8.08%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	535,333.2800	12.95%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	4,424,117.8210	11.86%

Overland Express Sweep Fund	Wells Fargo Bank Sweep Dept Operations Mac # A 249-026 3440 Walnut Ave Bldg B Fremont CA 94538-2210	1,041,842,736.0500	60.86%

	Wells Fargo Bank Sweep Dept Operations Mac # A 249-026 3440 Walnut Ave Bldg B Fremont CA 94538-2210	657,499,625.7800	38.41%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Prime Investment Money Market Fund
Institutional Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	5,475,668,795.5900	65.46%

	Wells Fargo Brokerage Services LLC Attn: Sean O’Farrell 608 2nd Ave S # N9303-054 Minneapolis MN 55402-1916	1,668,975,966.3600	19.95%

Service Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	1,024,343,600.7200	86.88%

	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	70,881,477.6400	6.01%

	Wells Fargo Brokerage Services LLC Attn: Sean O’Farrell 608 2nd Ave S # N9303-054 Minneapolis MN 55479-0001	68,531,283.4100	5.81%

Short Duration Government Bond Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	1,035,526.7580	14.59%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	810,120.9490	11.41%

	Wells Fargo Bank NA, FBO AFCTS-California Preneed Funeral PO Box 1533 Minneapolis MN 55480-1533	427,960.4390	6.03%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	106,462.3920	17.86%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	78,550.6280	8.98%

Administrator Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	5,232,615.5000	16.30%

	Wells Fargo Bank NA, FBO FBO Omnibus Account (Cash/Cash) PO Box 1533 Minneapolis MN 55480-1533	3,144,715.2240	9.80%

	Prudential Investment Mgmt Serv FBO Mutual Fund Clients 100 Mulberry St 3 Gateway Center Fl 11 Mail Stop NJ 05-11-20 Newark NJ 07102-4000	13,089,812.7780	40.77%

Institutional Class	Wells Fargo Bank NA FBO WealthBuilder Moderate Balanced PO Box 1533 Minneapolis MN 55480-1533	3,575,290.6480	39.80%

	Wells Fargo Bank NA FBO WealthBuilder Conservative Allocation PO Box 1533 Minneapolis MN 55480-1533	4,160,493.6460	46.32%

Short-Term Bond Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	969,987.6760	71.48%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	1,722.4760	19.30%

	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,208.7590	13.55%

	UBS Financial Services Inc. FBO Flora E Graham 16325 17th Ave SE Mill Creek WA 98012-8064	1,117.5450	12.52%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	UBS Financial Services Inc. FBO UBS-FINSVC CDN FBO Flora E Graham P.O. Box 3321 Weehawken NJ 07086-8154	1,190.6860	13.34%

	UBS Financial Services Inc. FBO UBS-FINSVC CDN FBO Sharon L Holtz—IRA 72 (T) P.O. Box 3321 Weehawken NJ 07086-8154	837.1090	9.38%

	UBS Financial Services Inc. FBO UBS-FINSVC CDN FBO Mr George M Cunningham P.O. Box 3321 Weehawken NJ 07086-8154	1,684.0720	18.87%

Institutional Class	State Street Bank & Trust Co Cust for the Rollover IRA OF Craig W Byers 608 W Russet Ln # 96n Mequon WI 53092-6028	735,751.7280	8.07%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program EdVest Balanced PO Box 1533 Minneapolis MN 55480-1533	2,294,611.2110	25.16%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program EdVest Bond PO Box 1533 Minneapolis MN 55480-1533	533,526.4630	5.85%

	Wells Fargo Bank NA FBO EdVest Moderate Portfolio (Wisc) PO Box 1533 Minneapolis MN 55480-1533	2,196,326.3790	24.08%

	Muhlenberg College 2400 W Chew St Allentown PA 18104-5586	561,235.5720	6.15%

	Wells Fargo Bank NA FBO EdVest Conservative Portfolio PO Box 1533 Minneapolis MN 55480-1533	1,201,648.1780	13.17%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	3,692,247.8680	12.15%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Short-Term High Yield Bond Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,781,373.8840	30.75%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Fls WI 53051-4400	3,030,734.2160	52.32%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	12,135.8320	16.59%

	Citigroup Global Markets Inc 333 West 34th Street—3rd Floor New York NY 10001-2402	6,738.5440	9.21%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,234,816.7230	18.34%

	Ameritrade Inc For The Exclusive Benefit of our Customers PO Box 2226 Omaha NE 68103-2226	501,165.5800	7.44%

Short-Term Municipal Bond Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	1,213,383.7990	11.71%

	Wells Fargo Bank NA, FBO Limited Term Tax-Free Fund I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	641,177.0640	6.19%

	Wells Fargo Bank NA, FBO Limited Term Tax-Free Fund I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	541,216.8240	5.23%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA, FBO Limited Term Tax-Free Fund I Attn: Mutual Fund OPS PO Box 1533 Minneapolis MN 55480-1533	6,224,270.5660	60.09%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Fls WI 53051-4400	979,907.2700	9.46%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	168,472.8860	16.92%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	262,333.0350	26.35%

Institutional Class	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,060.2790	100.00%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	24,479,335.9150	27.00%

Small Cap Disciplined Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	460.8290	17.75%

	Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	728.8630	28.07%

	Kenneth P Kennedy 696 Silver Ave Half Moon Bay CA 94019-1565	338.2950	13.03%

	Wells Fargo Investments LLC 420 Montgomery St San Francisco CA 94104-1207	708.3770	27.28%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	State Street Bank & Trust CO Cust for the Rollover IRA of Jeffrey Bastin 190 Sasse Road Cabot PA 16023-3002	233.5490	8.99%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	1,465.9100	60.62%

	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	734.7540	30.38%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	217.6120	9.00%

Administrator Class	Taynik & Co c/o Investors Bank and Trust Co Attn: Mutual Fund Processing 200 Clarendon St FPG 90 Boston MA 02116-5021	204,126.8320	35.92%

	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	62,747.8480	11.04%

	Mitra & Co c/o Marshall & Ilsley Trust Co NA 11270 West Park Place Suite 400 PPW-08-WM Milwaukee WI 53224-3638	37,976.6660	6.68%

	Wells Fargo Bank NA Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	36,873.0720	6.49%

	Massachusetts Mutual Insurance Co 1295 State St # C255 Springfield MA 01111-0001	133,816.5490	23.55%

Institutional Class	Minnesota Life 400 Robert St N A6 4105 Saint Paul MN 55101	3,456,171.8680	59.77%

	NFS LLC FEBO Marshall & Ilsley Trust Co NA FBO Bank 98 Dly Rcrdkpg Attn:Mut Funds 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,758,322.7370	30.41%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	3,229,389.3510	16.98%

Small Cap Growth Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	1,795,268.8150	11.74%

	Merrill Lynch Pierce Fenner & Smith Merrill Lynch Financial Data Svcs Attn: Service Team 97LJ4 4800 Deer Lake Dr East Fl 2 Jacksonville FL 32246-6484	3,454,491.2830	22.60%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	205,381.8510	32.57%

Class C	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	133,158.4930	21.46%

Administrator Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4151	2,708,120.8560	14.16%

	Wells Fargo Bank NA, FBO Montgomery Small Cap I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	1,058,495.6350	5.53%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	3,419,715.7770	17.88%

	Prudential Investment Mgmt Serv FBO Mutual Fund Clients 100 Mulberry St 3 Gateway Center Fl 11 Mail Stop NJ 05-11-20 Newark NJ 07102-4000	8,026,937.8840	41.96%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	1,365,549.6430	7.14%

Institutional Class	Charles Schwab & Co Inc Special Custody Account Exclusive FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	1,951,709.3950	7.66%

	Wells Fargo Bank NA FBO WealthBuilder Tactical Equity PO Box 1533 Minneapolis MN 55480-1533	6,310,433.2000	24.76%

	Wells Fargo Bank NA FBO WealthBuilder Growth Balanced PO Box 1533 Minneapolis MN 55480-1533	2,407,919.2140	9.45%

	DWS Trust Co Ttee Deutshe Bank Matched Savings Plan PO Box 1757 Salem NH 03079-1143	6,795,582.0290	26.66%

	State Street Bank and Trust Sun Microsystems Inc Tax Deferred Ret Sav Plan 105 Rosemont Rd Westwood MA 02090-2318	2,548,329.5040	10.00%

Investor Class	None

Small Cap Opportunities Fund
Administrator Class	Wells Fargo Bank NA, FBO Small Cap Opportunities Fund I C/O Mutual Fund Processing PO Box 1533 Minneapolis MN 55485-0001	2,289,467.9950	9.95%

	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	1,460,521.3100	6.35%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	9,920,943.6190	43.11%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	State Street Bank & Trust Co Ttee For BAE Systems 401k Savings Plan 105 Rosemont Rd Westwood MA 02090-2318	6,782,391.7260	29.47%

Small Cap Value Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	5,612,565.3610	26.60%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	2,833,305.0680	13.43%

	NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	2,772,308.9030	13.14%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	1,879,194.7500	60.32%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	539,188.1260	13.38%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	417,606.7170	10.36%

Institutional Class	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	15,165,218.2340	82.23%

	Wells Fargo Bank NA FBO Retirement Plan Svcs PO Box 1533 Minneapolis MN 55480-1533	956,683.1590	5.19%

	PIMS/Prudential Retirement As Nominee For the TTEE/CUST PL 764 Genzyme Corporation 15 Pleasant Street Connector Framingham MA 01701-4707	1,014,691.7440	5.50%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Investor Class	Wells Fargo Bank NA FBO RPS Strong Small Cap Value #069 PO Box 1533 Minneapolis MN 55480-1533	7,388,937.1790	9.37%

	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	16,062,619.2440	20.37%

	PRIAC As TTEE/CUST For Various Retirement Plans 801 Pennsylvania Ave Kansas City MO 64105-1307	4,373,053.0170	5.55%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	4,812,294.8440	6.10%

	Bank of New York Trustee New York State Deferred Comp 1 Wall St Fl 12 New York NY 10286-0001	6,575,951.3520	8.34%

Small Company Growth Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	49,472.1030	40.12%

	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	11,869.9490	9.62%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	6,730.3870	5.46%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	6,493.7600	33.81%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	994.8100	5.18%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	First Clearing, LLC Stanley J. Pilinski 4533 Pinewood Ave Jacksonville FL 32207-6437	973.4330	5.07%

	NFS LLC FEBO Susan G Fenster Allan Fenster 19 Crawford Rd Manalapan NJ 07726-8394	1,114.3060	5.80%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	1,252.4120	6.79%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	1,461.1940	7.92%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	1,810.4070	9.81%

	NFS LLC FEBO FMTC Custodian—IRA BDA NSPS Ann Elizabeth Redpath 52 Mount Ave Providence RI 02906-3428	4,402.8320	23.86%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	1,195.2470	6.48%

	NFS LLC FEBO Daniel R Fruit 8805 Shannon Sterling Heights MI 48314-2529	2,392.3440	12.96%

Administrator Class	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	1,459,024.0480	11.83%

	Wells Fargo Bank NA, FBO Small Company Growth I Attn: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	9,021,744.3840	73.13%

Institutional Class	Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	2,922,688.9360	99.98%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Small Company Value Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	694,873.1900	21.98%

	NFSC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	408,245.8740	12.91%

	Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	162,399.0580	5.14%

	Wells Fargo Bank West NA Various Fascorp Recordkept Plans 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	565,194.4410	17.88%

	Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	316,032.7570	10.00%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	91,923.2090	19.59%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	14,280.0840	8.56%

	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8,849.0540	5.30%

Administrator Class	Wells Fargo Bank NA, FBO Omnibus Account R/R c/o Mutual Fund Processing PO Box 1533 Minneapolis MN 55480-1533	10,495,346.3220	42.32%

	NFS LLC FEBO The Northern Trust Company PO Box 92956 Chicago IL 60675-0001	1,811,761.3790	7.31%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	9,377,427.7170	37.82%

Small/Mid Cap Value Fund
Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,164,097.9110	72.94%

Class C	American Enterprise Investment PO Box 9446 Minneapolis MN 55440-9446	59,289.5660	10.48%

	MLPF&S For The Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	148,752.0370	26.29%

Administrator Class	Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest P.O. Box 1533 Minneapolis MN 55480-1533	1,366,138.6010	30.47%

	Massachusetts Mutual Insurance Co 1295 State St # C255 Springfield MA 01111-0001	251,695.6070	5.61%

Institutional Class	Wells Fargo Bank NA FBO Treadwell Nora Eccles Charitable T PO Box 1533 Minneapolis MN 55480-1533	151,072.3110	20.23%

	NFS LLC FEBO Wesbanco 1 Bank Plz Wheeling WV 26003-3543	48,894.3460	6.55%

	Wells Fargo Bank NA FBO Community First Foundation PO Box 1533 Minneapolis MN 55480-1533	79,274.9180	10.62%

	Mitra & Co FBO c/o M&I Trust Co 11270 W Park Pl Ste 400 PPW-04-WM Milwaukee WI 53224-3638	156,441.5210	20.95%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank NA FBO Benning Endowment Fund PO Box 1533 Minneapolis MN 55480-1533	62,929.0620	8.43%

	Wells Fargo Bank NA FBO Cooper-Hansen Foundation PO Box 1533 Minneapolis MN 55480-1533	39,187.6430	5.25%

	Wells Fargo Bank NA FBO Newspaper Agency—Mid Cap D PO Box 1533 Minneapolis MN 55480-1533	92,136.1500	12.34%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	3,662,969.4090	43.38%

Social Sustainability Fund
Class A	Wells Fargo Seeding Account MAC # A0103-091 525 Market Street, 9th Floor San Francisco CA 94105-2779	1,000.000	38.77%

	Jonathan L Manchester Colleen N F Manchester JTWROS 5312 Humboldt Ave S Minneapolis MN 55419-1124	561.7980	21.78%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	909.0910	35.25%

Class C	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,000.0000	100.00%

Administrator Class	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	98,000.0000	100.00%

Specialized Financial Services Fund
Class A	None

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	45,532.5950	8.28%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	46,462.4160	12.96%

	Calman B Brody & Leslie G Brody JTWROS 900 Palisade Ave Apt 20C Fort Lee NJ 07024-4140	28,378.5240	7.92%

	First Clearing LLC Silke Melvin Enz 422 Mary St Downingtown PA 19335-2520	20,856.1540	5.82%

Specialized Technology Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	4,741,663.8700	22.56%

	Wells Fargo Bank NA, FBO Retirement Plan Services Wells Fargo BIN PO Box 1533 Minneapolis MN 55480-1533	1,697,081.6320	8.08%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	64,650.8220	9.11%

Class C	MLPF&S For the Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	132,118.5390	15.53%

Investor Class	None

Stable Income Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	483,205.7880	13.33%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	323,359.0730	8.92%

	NFS LLC FEBO The Walman Optical Company Intermediate Cash 801 12th Ave N Minneapolis MN 55411-4230	399,243.5940	11.02%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	26,280.5680	17.03%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	9,097.5790	5.89%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	27,868.8440	7.84%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	29,349.1880	8.25%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	20,291.4170	5.71%

	State Street Bank & Trust Co Cust for the Rollover IRA of Leonard L Poling 211 Davis Ln New Market VA 22844-2224	21,925.6850	6.17%

Administrator Class	Wells Fargo Bank NA, FBO Stable Income Fund I C/O Mutual Fund Processing PO Box 1450 Minneapolis MN 55485-1450	10,320,322.4070	40.95%

	Wells Fargo Bank NA, FBO Stable Income Fund I C/O Mutual Funds PO Box 1533 Minneapolis MN 55485-0001	8,521,299.5100	33.81%

	Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	3,917,325.0790	15.54%

Strategic Income Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	243,527.7530	12.77%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,145,360.9770	60.06%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	438,676.3240	71.55%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	117,148.7080	35.56%

	First Clearing LLC Gale C Kuffel Trust Gale C Kuffel TTEE UA DTD 10/30/00 2251 University St	16,885.1630	5.13%

	Mesirow Financial Inc Kuncher Family Limited Partnership 350 North Clark Street Chicago, IL 60654-4712	18,930.9440	5.75%

Strategic Small Cap Value Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	2,914.6740	8.15%

	Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	9,363.1860	26.17%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	3,110.2290	8.69%

	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-2323	7,639.4990	21.35%

Class C	Patricia Montefusco TTEE James B Collins Trust U/W Dtd 08/22/1991 63 Johnson Dr Chatham NJ 07928-1125	3,558.8570	9.22%

	State Street Bank and Trust Co Cust for the IRA of Pamela R Thompson 6 Water Street Lebanon NJ 08833-4530	2,762.9330	7.15%

	State Street Bank and Trust Co Cust for the IRA of Jeanette C Arnone 2 Birch Ct E Stroudsburg PA 18301-1337	2,166.1750	5.61%

	Joseph Dipippo Josephine Dipippo JTWROS 0-1 Memorial Pl Elmwood Park NJ 07407-1364	2,833.2530	7.34%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	State Street Bank and Trust Co Cust for the IRA of John Hunt Herrigel Jr 1 Vincent Ter Long Valley NJ 07853-3035	2,466.0910	6.39%

Administrator Class	Wells Fargo Funds Seeding Account Mac #A0103-091 525 Market St 9th Floor San Francisco CA 94105-2779	1,042.9500	100.00%

Total Return Bond Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	1,614,334.4040	34.08%

	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	1,218,870.9820	25.73%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	394,180.1070	42.82%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	77,740.4250	16.91%

	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit Of its Customers 4800 Deer Lake Dr East Fl 2 Jacksonville FL 32246-6484	28,795.3720	6.27%

Administrator Class	Wells Fargo Bank NA, FBO FBO Omnibus Account (Cash/Cash) PO Box 1533 Minneapolis MN 55480-1533	6,002,085.8400	9.00%

	Wells Fargo Bank NA, FBO Omnibus Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	31,315,727.1620	46.95%

	Wells Fargo Bank NA, FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis MN 55480-1533	16,801,252.0270	25.19%

	Wells Fargo Bank West TTEE FBO Various Fascore LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Vlg Co 80111-5002	4,021,636.4480	6.03%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Institutional Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4151	6,887,211.5670	19.55%

	Wells Fargo Bank NA, FBO Wisconsin College Savings Program EdVest Moderate PO Box 1533 Minneapolis MN 55480-1533	3,042,489.3460	8.63%

	Wells Fargo Bank NA, FBO Wisconsin College Savings Program EdVest Balanced PO Box 1533 Minneapolis MN 55480-1533	3,702,739.5680	10.51%

	Wells Fargo Bank NA, FBO Tomorrow’s Scholar 50% Equity Portf PO Box 1533 Minneapolis MN 55480-1533	1,785,086.2760	5.07%

Investor Class	R James Dilley 5641 Brookhurst Ct San Jose CA 95129-4161	34,781.4590	7.69%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	44,922.1540	9.93%

Treasury Plus Money Market Fund
Class A	Hare & Co. Bank of New York One Wall Street 2nd Floor Attn: STIF/Master Note New York NY 10005-2501	536,727,575.1500	18.84%

	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	170,119,742.1900	5.97%

	Wells Fargo Bank Sweep Dept Operations Mac # A 249-026 3440 Walnut Ave Bldg B Fremont CA 94538-2210	1,472,354,050.5900	51.69%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Wells Fargo Bank Sweep Dept Operations Mac # A 249-026 3440 Walnut Ave Bldg B Fremont CA 94538-2210	584,339,904.4500	20.51%

Administrator Class	Wells Fargo Brokerage Services LLC c/o Sean O’Farrell 608 2nd Ave S#N9303-054 Minneapolis MN 55402-1916	92,461,571.4800	76.07%

	Metallurg Inc Attn: Michael O’Donnell 435 Devon Park Drive Wayne PA 19087-1935	11,703,991.1700	9.63%

Institutional Class	Hare & Co Bank of New York One Wall Street 2nd Floor Attn: STIF/Master Note New York NY 10005-2501	410,293,299.0100	7.07%

	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	2,077,019,531.2700	35.79%

	Wells Fargo Brokerage Services LLC C/O Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55402-1916	1,311,336,822.9300	22.59%

	LaSalle Bank National Association As Custodian For Cash Omnibus Attn: Antoinette Neal 540 W Madison St Ste 1922 Chicago IL 60661-2591	323,800,000.0000	5.58%

Service Class	Wells Fargo Bank NA Attn Cash Sweep MAC-N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	1,163,932,335.8000	90.92%

U.S. Value Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	20,678.5760	18.81%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	22,720.1920	20.67%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	35,696.9230	32.47%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	118,346.3010	72.97%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	13,699.1200	15.72%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	12,689.7240	14.57%

Administrator Class	Wells Fargo Bank NA FBO Wisconsin College Savings Program Edvest Aggressive P.O. Box 1533 Minneapolis MN 55480-1533	2,566,880.6320	25.85%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program Edvest Aggressive P.O. Box 1533 Minneapolis MN 55480-1533	1,262,598.3680	12.72%

	Wells Fargo Bank NA FBO Wisconsin College Savings Program Edvest Aggressive P.O. Box 1533 Minneapolis MN 55480-1533	768,923.7280	7.74%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 50% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	883,532.8140	8.90%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 60% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	805,371.9250	8.11%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 75% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	1,511,956.5620	15.23%

	Wells Fargo Bank NA FBO Tomorrow’s Scholar 90% Equity Portf P.O. Box 1533 Minneapolis MN 55480-1533	1,560,636.7160	15.72%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	122,270.3990	5.55%

	Suntrust Bank Tr Navy-Marine Corp Relief Society Employees Pension Plan 1445 New York Ave NW Washington DC 20005-2134	133,934.6390	6.08%

Ultra Short-Term Income Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	1,023,380.4840	18.50%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	3,576,202.1850	64.66%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	100,089.3700	39.83%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	20,228.6500	8.05%

Administrator Class	Prudential Investment Mgmnt Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry Street 10th Fl Newark NJ 07102-4056	3,691,437.0000	68.35%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	1,314,814.6590	24.35%

Institutional Class	Wells Fargo Bank NA FBO Willis Def Comp-WF Adv Ultra PO Box 1533 Minneapolis MN 55480-1533	1,037,259.3570	28.28%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	346,200.0040	9.44%

	National Financial Services Corp For Exclusive Benefit of Our Custom Attn Mutual Funds Dept 5th Fl One World Financial Center 200 Liberty St New York NY 10281-1003	402,434.0250	10.97%

	Prudential Investment Mgmnt Service FBO Mutual Fund Clients 100 Mulberry St 3 Gateway Center Fl 11 Mail Stop NJ 05-11-20 Newark NJ 07102-4000	704,893.5470	19.22%

	Ameritrade Inc for the Exclusive Benefit of Our Customers PO Box 2226 Omaha NE 68103-2226	444,234.5080	12.11%

	Wells Fargo Bank NA FBO Shoshone Bannock Tribes-Ecs PO Box 1533 Minneapolis MN 55480-1533	530,084.7340	14.45%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	7,342,194.1520	12.32%

Ultra Short-Term Municipal Income Fund
Class A	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	7,658,471.6380	10.95%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	17,352,351.4660	24.81%

Class C	First Clearing LLC John Day & Georgiana B Day JT TIC 5 Dawn Hill Dr Sandy UT 84092-4901	212,765.9550	6.13%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Institutional Class	National Financial Services Corp For Exclusive Benefit of Our Custom Attn Mutual Funds Dept 5th Fl One World Financial Center 200 Liberty St New York NY 10281-1003	8,625,827.9190	31.08%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	2,709,522.3480	9.76%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	2,126,818.6890	7.66%

	Wells Fargo Bank NA FBO Rentrak Corporation PO Box 1533 Minneapolis MN 55480-1533	6,302,521.0080	22.71%

Investor Class	None

WealthBuilder Conservative Allocation Portfolio	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	4,625,363.6560	27.52%

WealthBuilder Equity Portfolio	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	2,338,707.0360	17.52%

WealthBuilder Growth Allocation Portfolio	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	4,632,700.2910	26.86%

WealthBuilder Growth Balanced Portfolio	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	11,569,642.2580	21.56%

WealthBuilder Moderate Balanced Portfolio	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	9,060,854.4770	38.68%

WealthBuilder Tactical Equity Portfolio	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	6,691,868.9340	19.65%

Name of Fund/Class	Name and Address	Total Number of Shares Held	Percentage
Wisconsin Tax-Free Fund
Class A	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Floor Minneapolis MN 55402-232	259,897.8660	81.03%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	215,075.1400	36.42%

	NFS LLC FEBO Daniel R Janssen Charles M Janssen 610 Windmill Dr Kimberly WI 54136-2136	30,868.3070	5.23%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	1,743,808.2950	20.74%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company. 113944-0109

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WELLS FARGO FUNDS TRUST 525 Market Street San Francisco, CA 94105	January 14, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2009

NA1 NA2 NA3 NA4

The control number below will allow you to access
proxy information online for all your investments
connected with this Special Shareholder Meeting. To
access your proxy please logon to:

www.proxyonline.com

YOUR CONTROL NUMBER IS: XXXXXXXXXXXX

Dear Shareholder,

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series (the “Funds”) of Wells Fargo Funds Trust (the “Trust”) will be held on February 27, 2009 at 3:00 p.m. Pacific time, at 525 Market Street, 12th Floor, San Francisco, California 94105.

Shareholders of the Funds will be asked at the Meeting:

1.	To elect seven nominees to the Board of Trustees of the Trust, each to hold office for the term indicated; and
2.	Consider and act upon such other matters as may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote in favor for each nominee.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet at www.proxyonline.com. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If interested, you may attend the meeting in person and vote. If however, you cannot attend the meeting, please go to www.proxyonline.com and enter the control number found in the box above. Once you have logged in you can view/download the proxy statement and proxy card, request a copy of the proxy material via e-mail or the U.S. Post Office, and vote your shares.

Please read the proxy materials carefully and vote your shares. If you should have any questions about this Notice or the proxy materials, please call (866) 828-6931 Monday through Friday between the hours or 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

Sincerely,

C. David Messman

Secretary

If you would like to receive a paper or electronic copy of the proxy material,

please see the reverse side for instructions

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

REQUEST FOR PROXY MATERIAL

If you would like to receive a paper or electronic copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. If you wish to receive a paper copy through the mail please make that request on or before February 18, 2009 to allow for timely delivery. If you request to receive an electronic copy please do so by February 25, 2009.

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2009

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust (the “Trust”)), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on February 27, 2009 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1]	Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally.
Corporate proxies should be signed in full corporate name by an authorized officer.
[ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

Ù FOLD HERE Ù

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have
this proxy card available when you plan to vote your
shares. You will need the control number found in the
box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 1-866-437-4714 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-828-6931.

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ■

PROPOSAL:

1.	To elect seven nominees to the Board of Trustees.

	FOR	WITHHOLD
To vote all nominees in the same manner, simply check one of the boxes here.	☐	☐

To vote each nominee individually please mark the boxes below:

		FOR	WITHHOLD

1.	Peter G. Gordon	☐	☐

2.	Isaiah Harris, Jr.	☐	☐

3.	Judith M. Johnson	☐	☐

4.	David F. Larcker	☐	☐

5.	Olivia S. Mitchell	☐	☐

6.	Timothy J. Penny	☐	☐

7.	Donald C. Willeke	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

TAG ID	“Scanner Bar Code”	CUSIP: